Exhibit 10.14b

                           LARIMER SQUARE OFFICE LEASE
                           [THE QUIZNO'S CORPORATION]
                                TABLE OF CONTENTS


OFFICE LEASE

SCHEDULE 1      (BASIC TERMS AND CONDITIONS)

EXHIBIT "A"     (SITE PLAN)

EXHIBIT "B"     (RULES AND REGULATIONS)

EXHIBIT "C"     (CERTIFICATE OF GOOD STANDING)

EXHIBIT "D"     (WORK LETTER)

EXHIBIT "E"     (TENANT'S INSURANCE OBLIGATIONS)

EXHIBIT "F"     (COMMENCEMENT CERTIFICATE)

EXHIBIT "G"     (PARKING)

EXHIBIT "H"     (APPROVED PLANS AND SPECIFICATIONS)

                             Office Lease

THIS OFFICE LEASE (hereinafter referred to as this "Lease") is made this 1st day of January 1999 ("Effective Date"), by and between Hermanson Family Limited Partnership I, a Colorado limited partnership, and Larimer Square Associates, Ltd., a Colorado limited partnership (hereinafter collectively referred to as "Landlord") and The Quizno's Corporation, a Colorado corporation ("Tenant").

WITNESSETH, that for and in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant do hereby mutually agree as follows:

1. Effective Date. This Effective Date of this Lease shall be as set forth above.

2. Premises. Landlord does hereby lease and demise to Tenant for use only by Tenant, and Tenant does hereby hire, lease and take from Landlord, to have and to hold for the Lease Term and upon the covenants and conditions hereinafter set forth, the Premises hereinafter described, as located in that certain area of lower downtown Denver known as "Larimer Square," located in the City and County of Denver, State of Colorado (the "Square"), and as depicted in Exhibit "A" attached hereto and made a part hereof:
     -----------

     Office space known as 1st, 2nd and 3rd floors of the Lincoln Hall Building;
     Address: 1415 Larimer Street Denver, Colorado 80202;

Consisting of approximately 13,368 rentable square feet of floor area. Landlord and Tenant hereby acknowledge and agree that upon completion of the finish work as set forth in the Work Letter attached hereto as Exhibit D, Landlord's architect will calculate and certify the actual square footage in the Premises which calculation will be conducted according to BOMA standards. The square footage will then be acknowledged by Landlord and Tenant in the Commencement Certificate, the form of which is attached hereto as Exhibit F.

3. Lease Term. The term of Tenant's possession of the Premises hereunder shall be for a period of Seven Years (the "Lease Term") (or until such Lease Term shall sooner terminate as provided herein), commencing on the Rent Commencement Date and expiring on the Expiration Date.

     (a) The "Rent Commencement Date" shall be the date the Premises are "Ready for Occupancy" as that term is defined in Paragraph 8 below which is anticipated to be June 1, 1999.

     (b) The "Expiration Date" shall occur eighty four months after the Rent Commencement Date which is anticipated to occur May 31, 2006.

4. Security Deposit. Tenant shall, concurrently with its execution hereof, deposit with Landlord a sum equal to one month's rent, (the "Security Deposit"), which shall be held and administered by Landlord as set forth herein.

5.   Rent; Payment.

     (a) Definition. "Rent" or "rental" means the sum of (a) all "Base Rent" due and payable hereunder, as hereinafter described, and (b) all other financial obligations of Tenant arising under this Lease (such other financial obligations being herein referred to collectively as "Additional Rent"). Tenant shall pay as "Additional Rent" all sums required to be paid by Tenant pursuant to the terms of this Lease, whether or not the same be designated "Additional Rent." All amounts of Rent payable from time to time hereunder shall be deemed to comprise a single rental obligation of Tenant to Landlord.

     (b) Payment. Tenant shall fully and timely pay, without setoff, deduction, abatement, prior notice, or demand, all Rent due and payable hereunder, in lawful money of the United States, to Landlord's property manager at the following address:

          Larimer Square Management Corporation
          1400 Larimer Street
          Suite 300
          Denver, Colorado  80202-1705

     or to such other entity and/or at such other address as Landlord may from time to time notify Tenant in writing.

6.   Base Rent; Payment.

     (a) Base Rent. Tenant agrees to pay as Base Rent for the use and occupancy of the Premises during the Lease Term annual rental as follows:

                                         Annual
             Period                     Base Rent

 First Six Months of First Lease Year   $0 per square foot
 Last Six Months of First Lease Year    $24.19 per square foot
 Second  Lease  Year                    $24.19 per square foot
 Third  Lease Year                      $24.19 per square  foot
 Fourth  Lease Year                     $25.19 per square  foot
 Fifth Lease Year                       $25.19 per square foot
 Sixth  Lease Year                      $26.19 per square  foot
 Seventh Lease Year                     $26.19 per square foot

For purposes of this Lease, "Lease Year" shall mean each twelve (12) month period beginning with the Rent Commencement Date, or any anniversary thereof, and ending on the preceding date one (1) year later.

     (b) Payment. Base Rent shall be payable in advance, in equal monthly installments, without setoff, deduction, abatement, prior notice, or demand, on the first day of each calendar month.

7. Base Year Occupancy Cost Stop. For the purposes of Section 3 of Schedule 1 attached to this Lease, the "Base Year Occupancy Cost Stop" shall be equal to the PSF Office Tenant Occupancy Costs (as defined in said Section 3 of
     Schedule 1 attached to this Lease) for the Premises in respect of the calendar year 1999 assuming 100% occupancy in the Leased Premises for such year.

8.   Finish Work.

     (a) Landlord has agreed to perform certain remodeling work in the Premises as set forth in the work letter to be executed between Landlord and Tenant concurrently herewith (the "Work Letter") the form of which is attached hereto as Exhibit D. Other than as set forth in the Work Letter, Landlord shall have no obligations for the completion or remodeling of the Premises, and Tenant shall accept the Premises in their "as is" condition on the Rent Commencement Date. If Landlord is to complete or remodel the Premises and if the Premises are not "Ready for Occupancy," as hereafter defined, on the anticipated Rent Commencement Date as set forth in Paragraph 3(a) above (regardless of whether such delay is occasioned by Landlord's delay in the finish work or the previous tenant's failure to timely vacate the Premises), Tenant's obligation to pay Base Rent and other charges shall not commence until the Premises are Ready for Occupancy, provided, however, from the effective date hereof, other than the payment of Base Rent, this Lease, and all of the covenants, conditions, and agreements herein contained shall be in full force and effect. The postponement of Tenant's obligation to pay Base Rent for such period prior to the delivery of the Premises to Tenant, Ready for Occupancy, as hereinafter defined, shall be in full settlement of all claims which Tenant might otherwise have by reason of the Premises not being Ready for Occupancy on the anticipated Rent Commencement Date. However, if Tenant takes possession of all or any part of the Premises prior to the date the Premises are Ready for Occupancy for the purpose of conducting its usual business therein, all terms and provisions of this Lease shall apply, including the obligations for the payment of all Rent, and other amounts owing hereunder. "Ready for Occupancy" as used herein shall mean the date that Landlord shall have substantially completed the Premises or any remodeling work to be performed by Landlord, to the extent agreed to in the Work Letter. The certificate of the architect (or other representative of Landlord) in charge of supervising the completion or remodeling of the Premises shall control conclusively the date upon which the Premises are Ready for Occupancy, and the obligation to pay rent begins as aforesaid. In addition to the above, if Landlord is delayed in delivering the Premises to Tenant due to the failure of a prior occupant to vacate the same, then the obligation for the payment of rent and the commencement of the term hereof shall also be postponed, as hereinabove set forth, and such postponement shall be in full settlement of all claims which Tenant may otherwise have by reason of such delay of delivery. In the event Landlord's Contractor (as defined in the Work Letter) encounters asbestos or asbestos containing materials in connection with the Finish Work, then Landlord shall be responsible for the cost of any requisite containment or removal occasioned thereby.

     (b) If the Rent Commencement Date is delayed pursuant to subparagraph (a) above, and such Rent Commencement Date would occur on other than the first day of the month, the Rent Commencement Date shall be further delayed until the first day of the following month and Tenant shall pay proportionate Rent at the same monthly rate set forth herein (also in advance) for such partial month. In the event said Rent Commencement Date is so delayed, the Expiration Date shall be extended so that the Lease Term will continue for the full period set forth in Paragraph 3 above. As soon as the Lease Term commences, Landlord and Tenant shall execute the Commencement Certificate (the form of which is attached hereto as Exhibit F), if requested by either party, setting forth those items set forth therein.

     (c) Notwithstanding the foregoing, if the tenant who currently occupies the Premises fails to vacate the Premises to Landlord on or before April 4, 1999, then Tenant shall have the right to terminate this Lease by delivering written notice to Landlord within five (5) business days thereafter. If Tenant fails to deliver the termination notice within the time period set forth herein, Tenant shall be deemed to have waived its termination right and this Lease shall continue in full force and effect.

9. Tenant's Insurance Information. Information regarding Tenant's insurance coverage is as follows:

     (a)  General Liability Insurance:

          Name of Insurance Company:

          Kemper Insurance Co.

          Name of Broker:

          Lockton Companies

          Policy Number:

          7J241605800

          Phone Number of Broker:

          303-753-2000

          Address of Broker:

          4500 Cherry Creek Drive South, Suite 400, Denver, CO 80222


     (b)  Workers' Compensation Insurance:

          Name of Insurance Company:

          Kemper Insurance Co.

          Name of Broker:

          Lockton Companies

          Policy Number:

          7CQ41603601

          Phone Number of Broker:

          303-753-2000

          Address of Broker:

          4500 Cherry Creek Drive South, Suite 400, Denver, CO 80222

12. Additional Lease Documents. Attached hereto are Schedule 1 ("Basic Terms and Conditions"), Exhibit "A" ("Site Plan"), and Exhibit "B" ("Rules and Regulations"), each of which attachments shall be and hereby is made as fully a part hereof as if included herein. This Lease and all attachments hereto collectively constitute the "Lease."

13. Authority of Tenant. Each of the persons executing this Lease on behalf of Tenant hereby represents and warrants that, as of the Effective Date of this Lease: (i) Tenant is a Colorado corporation, duly formed and in good standing and qualified to do business in the State of Colorado; (ii) attached hereto as Exhibit "C" is a copy of a Certificate of Good Standing for Tenant, issued and dated by the Colorado Secretary of State within 30 days prior to the Effective Date; (iii) Tenant has paid all applicable state franchise fees, licensing fees, registration fees, and other similar fees and taxes necessary to maintain Tenant in good standing in the State of Colorado; (iv) Tenant will file when due all forms, reports, fees and other documents necessary to comply with applicable laws; (v) the signatories signing on behalf of Tenant have the requisite authority to bind Tenant pursuant to Tenant's bylaws or a certified copy of a resolution authorizing the same by Tenant's board of directors; and (vi) when executed by such person(s), this Lease shall be the valid and binding obligation of Tenant, enforceable against Tenant.

                     LANDLORD:

                     HERMANSON FAMILY LIMITED PARTNERSHIP I,
                     a Colorado limited partnership, and
                     LARIMER SQUARE ASSOCIATES, LTD.,
                     a Colorado limited partnership,

                     By: LARIMER SQUARE MANAGEMENT CORPORATION, a Colorado corporation, its Authorized Agent

                     By:  ----------------------------------------------
                          Jeffrey F. Hermanson
                          President

                     TENANT:

                     THE QUIZNO'S CORPORATION, a Colorado corporation

                     By:--------------------------------------------------
                     Title:-----------------------------------------------

                     Tenant's Notice Address:

                     At the Premises:
                     1415 Larimer Street
                     Denver, CO 80202

                                 SCHEDULE 1

                 BASIC TERMS AND CONDITIONS FOR OFFICE LEASE

Section 1. Security Deposit.

     (a) The Security Deposit shall be deposited as security for the prompt, full, and faithful performance by Tenant of each and every term, covenant, duty, responsibility, obligation, and liability of this Lease imposed upon Tenant.

     (b) The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord; and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

     (c) In the event that Tenant is in default hereunder, Landlord may use, apply, or retain the whole or any part of the Security Deposit for the payment of Rent or Additional Rent, including without limitation any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease or any sum which Landlord may expend or be required to expend by reason of Tenant's default hereunder, including without limitation damages or repairs to the Premises or any damages or deficiency in the re-letting of the Premises.

     (d) The use, application, or retention of the Security Deposit or any portion thereof by Landlord shall not prevent Landlord from exercising any other right or remedy provided for hereunder or at law, and shall not be construed as liquidated damages nor operate as a limitation on any recovery to which Landlord may otherwise be entitled.

     (e) In the event the Security Deposit held by Landlord is reduced by any use or application by Landlord as described above, Tenant shall deposit with Landlord, within 10 business days after written notice to Tenant, an amount sufficient to restore the full amount of the Security Deposit. A failure by Tenant to so restore the Security Deposit shall be an event of default hereunder, as set forth in
          Section 17(a)(iii)(B) hereof.

     (f) In the event that Tenant shall fully and faithfully comply with all the provisions of this Lease, both monetary and nonmonetary, the Security Deposit or any balance thereof, without any interest thereon, shall be reimbursed to Tenant within 60 calendar days following the expiration or earlier termination of the Lease Term, provided that the Premises are properly vacated by Tenant, the Premises have been inspected by Landlord, all keys to the Premises have been returned to Landlord, and no further issues or liabilities remain under this Lease. Tenant hereby specifically waives any applicable statutory or regulatory requirement for the earlier return of such Security Deposit.

     (g) In the event of a sale or other transfer of Landlord's interest in the Premises, Landlord shall have the right to transfer the Security Deposit to the purchaser or transferee thereof, and thereupon, if such transferee has assumed in writing Landlord's obligations hereunder, Landlord shall be discharged from any further liability with respect to the Security Deposit; and Tenant agrees to look solely to such transferee for the return of the Security Deposit. This Section shall also apply to any subsequent transfers of Landlord's interest in the Premises.

     (h) Landlord shall not be required, and Tenant hereby specifically waives any requirement of Landlord, to keep the Security Deposit separate from Landlord's general funds; and Tenant shall not be entitled to, and Tenant hereby specifically waives any requirement of Landlord to pay any interest on the Security Deposit. Landlord may use, invest, or employ the Security Deposit as if the Security Deposit were its own funds; provided, however, that in no event shall the foregoing alter Landlord's obligation to refund the Security Deposit on the terms and conditions provided for under this Section.

     (i) In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord for the earliest periods prior to the filing of such proceedings.

Section 2. Payments.

     (a) Interest on Late Payments. If Tenant fails to pay any item or installment of Rent within ten (10) calendar days following the date that the same is due and payable, such unpaid amounts shall bear interest at rate of interest described in Section 40 hereof from the date due to the date of payment.

     (b) Late Fee. Tenant further acknowledges that the late payment by Tenant of any installment or item of Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which costs are extremely difficult or impracticable to fix. Such costs and expenses will include, without limitation, administrative and collection costs (excluding legal costs and fees, which are governed by and separately recoverable under Section 28 hereof), and processing and accounting expenses. Therefore, if any such installment is not received by Landlord from Tenant within ten
          (10) calendar days following the date that the same is due and payable, Tenant shall immediately pay to Landlord a late charge of $200.00. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss caused by Tenant's nonpayment. Should Tenant pay said late charge but fail to pay contemporaneously therewith all unpaid amounts of Base Rent and Additional Rent, Landlord's acceptance of this late charge shall not constitute a waiver of Tenant's default with respect to Tenant's nonpayment nor prevent Landlord from exercising all other rights and remedies available to Landlord under this Lease or under law.

     (c) Returned Checks. In the event that any check tendered by Tenant fails to clear or be honored by the financial institution upon which it is drawn, then: (i) Landlord may impose a service charge in respect thereof, in the amount of $20.00, as Additional Rent hereunder; (ii) if Tenant fails to provide immediately available funds to "cover" such dishonored check (and the foregoing service charge) within 2 business days following Landlord's written demand therefor, such failure shall constitute an event of default under the Lease as set forth in Section 17(a)(iii)(A) hereof; and (iii) at any time thereafter, Landlord may require that all further payments required to be made by Tenant to Landlord hereunder be made in certified or other immediately available funds.

     (d) No Post-dated Checks. No post-dated checks shall be or need be accepted by Landlord, and the tender of a post-dated check or checks by Tenant shall not be considered as payment by Tenant of any amounts due and payable hereunder.

     (e) No Cash. No cash shall be or need be accepted by Landlord, and the tender of cash by Tenant shall not be considered as payment by Tenant of any amounts due and payable hereunder.

     (f) No Third Party Checks. No checks drawn on any account other than an account which bears the exact name of Tenant shall be or need be accepted by Landlord, and the tender of any such check shall not be considered as payment of any amounts due and payable by Tenant hereunder.

     (g) Non-curable Event of Default. In the event that Tenant fails, on 3 or more occasions within a single calendar year, to fully and timely pay any then-due installment of (i) Base Rent or (ii) Additional Rent for the items described in Section 3 hereof (if applicable) (and provided Landlord has delivered written notice to Tenant that the requisite payment was late, then such event shall be a non-curable event of default hereunder, as set forth in Section 17(a)(i) hereof.

Section 3. Occupancy Cost Stop.

     (a) Office Tenant Occupancy Costs. For the purposes of this Section, the term "Office Tenant Occupancy Costs" in respect of any particular calendar year means any and all costs and expenses arising in connection with Landlord's operation, ownership, maintenance, and management of the Square (including all its components and common areas) and which are allocated to the office tenants of the Square in accordance with the reasonable business practices and procedures utilized by Landlord to determine and apportion such costs and expenses among the space within the Square designated from time to time by Landlord for occupancy by such office tenants ("Office Space") and all other rentable space within the Square. Office Tenant Occupancy Costs shall expressly exclude the costs of capital improvements and replacements made in or to the Building or Square. The Office Tenant Occupancy Costs shall include, but are not necessarily limited to:

          (i) all real and personal property and ad valorem taxes, and assessments (collectively, "Taxes"), actually paid during such calendar year in respect of the Square and allocated by Landlord to the Office Space (being that portion of Taxes that is allocated to the Premises based upon the relative values of all real property located within, and from time to time constituting, Larimer Square, all as determined by Landlord in its reasonable discretion);

          (ii) all utility expenses incurred by Landlord in supplying water, electricity, sanitary sewer, HVAC, and other utility services to the Square and allocated by Landlord to the Office Space (which allocation shall be based upon the relative square footage of Office Space as compared to all other rentable space within the Square);

          (iii)all insurance premiums and other insurance costs incurred by Landlord in insuring the Square against such risks, and in such amounts, as Landlord shall determine (but not inconsistent with the insurance obligations imposed upon Landlord under its various leases with tenants of the Square), as allocated by Landlord to the Office Space (which allocation shall be based upon the relative square footage of Office Space as compared to all other rentable space within the Square); and

          (iv) all other expenses incurred by Landlord in operating, owning, maintaining, insuring, and protecting the Square, as allocated by Landlord to the Office Space (which allocation shall be based upon Landlord's good faith estimate of the benefits and burdens reflected in each item of expense as allocable to the Office Space).

     (b) PSF Office Tenant Occupancy Costs. As soon as practicable following the close of each calendar year, Landlord shall calculate a figure (the "PSF Office Tenant Occupancy Costs") representing that portion of the Office Tenant Occupancy Costs incurred by Landlord in respect of such calendar year which are allocable to the Premises in accordance with Section 3(a) hereof, and which shall be expressed as a "per square foot" number.

     (c) Tenant's Obligation. During (and in respect of) each calendar year or partial calendar year of the Lease Term, commencing on the first January 1 following the Rent Commencement Date, Tenant agrees to pay to Landlord, as Additional Rent hereunder, an annual amount ("Tenant's Occupancy Cost Share") equal to the product obtained by multiplying --

          (i)  the rentable square feet of the Premises, by

          (ii) the excess of --

               (A) the PSF Office Tenant Occupancy Cost in respect of such calendar year, over

               (B)  the Base Year Occupancy Cost Stop, as hereinabove specified.

     Provided, that the excess of (ii)(A) over (ii)(B) directly above shall not be less than zero.

     (d) Method of Payment. Commencing on January 1 of the first full calendar year of the Lease Term and continuing throughout the balance of the Lease Term, Tenant shall pay Landlord, in advance on the first day of each calendar month, a portion of the amount estimated by Landlord to be Tenant's Occupancy Cost Share in respect of such calendar year, determined in accordance with the following provisions. During December of each calendar year, or as soon after each December as practicable, Landlord will give Tenant written notice of its estimate of Tenant's Occupancy Cost Share payable for the ensuing calendar year. On or before the first day of each calendar month during such ensuing calendar year, Tenant will pay to Landlord one-twelfth (1/12th) of such estimated amounts. Provided, however, that if such notice is not given until sometime subsequent to December, then Tenant will continue to pay on the basis of the prior year's estimate until the first day of the calendar month after such notice is given; and on such first day of the calendar month after such notice is given ("first day"), Tenant shall commence paying to Landlord one-twelfth (1/12th) of such estimated amounts, and shall also pay to Landlord the positive difference, if any, between (i) the amount that should have been paid by Tenant under this subsection if such notice had been given in the prior December less (ii) the amount paid by Tenant under this subsection through such first day (provided, that if such difference is a negative number, then Tenant shall be entitled to a credit in the amount of such negative difference against payments next thereafter to become due Landlord as set forth in this subsection or refunded to Tenant at Tenant's election). The foregoing estimated monthly charge may be adjusted by Landlord at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs.

     (e) Annual Reconciliation. As soon as practicable following the end of each calendar year, Landlord shall furnish Tenant a statement covering the calendar year just expired, showing (i) the actual amount of Tenant's Occupancy Cost Share for such calendar year, and (ii) the payments made by Tenant with respect to such period as set forth in subsection (d) above. The foregoing amounts shall be reconciled as follows:

          (A) If the sum described in (i) directly above exceeds the sum described in (ii) directly above, Tenant shall pay Landlord the deficiency within 10 days after receipt of such statement.

          (B) If the sum described in (ii) directly above exceeds the sum described in (i) directly above, Tenant shall be entitled to a credit in the amount of such excess, against payments next thereafter to become due Landlord as set forth in subsection (d) above (provided, that if the Lease has then expired or terminated and no further payments are due Landlord, then Landlord shall refund such excess to Tenant within 30 days of Tenant's request therefor).

          (C) If Tenant shall dispute Tenant's Occupancy Cost Share submitted by Landlord above, Tenant shall give landlord written notice of such dispute within thirty (30) days after Landlord advises Tenant of such adjustment or proposed increase or decrease. If Tenant does not give Landlord such notice within such time,
               Tenant shall have waived its right to dispute the amounts so determined. If Tenant timely objects, Tenant shall have the right to engage its own certified public accountants; provided such group is not retained on any type of contingency fee basis ("Tenant's Accountants") for the purpose of verifying the accuracy of the statement complained of or the reasonableness of the estimated increase or decrease. If Tenant's Accountants determine that an error has been made, Landlord and Tenant's Accountants shall endeavor to agree upon the matter, failing which the parties shall settle the dispute by judicial action or in such other manner as they agree. All costs incurred by Tenant in obtaining its own accountants shall be paid for by Tenant unless Tenant's Accountants disclose an error, acknowledged by Landlord (or found to have occurred in a judicial action), of more than six percent (6%) in the computation of the total amount of Office Tenant Occupancy Costs as set forth in the statement submitted by Landlord which is challenged, in which event Landlord shall pay the reasonable costs incurred by Tenant in obtaining such audit (excluding any charges billed on a contingency fee basis). Notwithstanding the pendency of any dispute over any particular statement, Tenant shall continue to pay Landlord the amount of the adjusted monthly installments of rent determined by Landlord until the adjustment has been determined to be incorrect as aforesaid. Any audit conducted by Tenant shall occur at Landlord's offices and must be completed within ninety (90) days after Landlord advises Tenant of such reconciliation.

     (f) Survival. The obligation of Tenant to pay Tenant's Occupancy Cost Share accruing during the term of this Lease shall survive any termination or expiration hereof.

Section 4. Possession. Tenant shall accept the Premises in an "as is" condition, except for latent defects of which Tenant has given notice to Landlord within 180 days after the date Tenant first occupies the Premises. Landlord shall have no responsibility to make any renovations, improvements, decorations, or other alterations to the Premises prior to the Rent Commencement Date or otherwise, other than as may be specifically set forth in the Work Letter attached hereto as Exhibit "D".

Section 5. Services and Utilities. Provided Tenant is not in default under any of the terms, covenants and conditions of this Lease, but subject in all events to Section 3 hereof, Landlord exclusively shall furnish and supply the following:

      (a)  HVAC.

          (i) Landlord shall furnish and supply to the Premises, heating, ventilation, and air-conditioning designed to provide temperature and humidity conditions required, in Landlord's reasonable business judgment, for occupancy of the Premises under normal office building operations daily from 8:00 a.m. to 6:00 p.m. (Saturdays, 8:00 a.m. to 1:00 p.m., Sundays and holidays excepted).

          (ii) Whenever machines or equipment are used in the Premises (other than as contemplated within the plans and specifications attached hereto as Exhibit H and incorporated herein by this reference) which affect the temperature otherwise maintained by the Building's HVAC system, Landlord reserves the right, in its reasonable business opinion, either to require Tenant to discontinue use of such machines or equipment, or to install appropriate supplementary equipment in the Premises to reduce or offset such effect. The cost of purchasing, installing, constructing, and maintaining any such supplementary equipment shall be borne solely by Tenant. If such supplementary equipment is provided by Landlord in its sole discretion, Tenant shall pay to Landlord all such actual costs within 10 calendar days following Landlord's written demand therefor, as Additional Rent hereunder. The cost of maintaining any such supplementary equipment (including the utility costs thereof) may be billed by Landlord to Tenant on a monthly basis or otherwise made a part of Tenant's monthly rental obligation hereunder, in such manner as Landlord may from time to time determine.

          (iii)Tenant shall perform no work on the Building's HVAC systems (or cause any such work to be performed), whether within or without the Premises, without first obtaining Landlord's express written consent thereto.

     (b)  Electricity.

          (i) Landlord shall furnish and supply to the Premises, quantities of electric current necessary to operate the business in the Premises as contemplated in the plans and specifications attached hereto as Exhibit H and incorporated herein by this reference. Tenant acknowledges that the electric current being supplied to the Premises as referenced in the plans and specifications attached hereto as Exhibit H, and the quantity and location of all such outlets, is fully sufficient for Tenant's purposes.

          (ii) Tenant shall not install or use any equipment (such as computers, copying machines, or other office equipment, apparatus, or devices whatsoever) which will require the use of electricity in excess of the amount of electricity furnished or supplied to the Premises as of the Rent Commencement Date, without first obtaining Landlord's advance written consent. The cost of purchasing, installing, constructing, and maintaining any supplementary equipment necessary to increase the electric current shall be borne solely by Tenant. If such supplementary equipment is provided by Landlord, Tenant shall pay to Landlord all such actual costs within 10 calendar days following Landlord's written demand therefor, as Additional Rent hereunder. The cost of maintaining any such supplementary equipment (including the utility costs thereof) may be billed by Landlord to Tenant on a monthly basis or otherwise made a part of Tenant's monthly rental obligation hereunder, in such manner as Landlord may from time to time determine.

          (iii)At Landlord's option, at any time and from time to time separate meters for determining electrical consumption within the Premises may be installed by Landlord, and Tenant will pay the full amount billed on such meters. Landlord shall be responsible for all costs of acquiring, installing, and maintaining such meter(s).

          (iv) Tenant shall perform no work on the Building's electrical systems (or cause any such work to be performed), whether within or without the Premises, without first obtaining Landlord's express written consent thereto (including but not limited to any replacement of outlets or any diversion of electric lines).

     (c) Water. Landlord shall furnish and supply water at those points of supply provided within the Building as of the Rent Commencement Date for the non-exclusive general use of all tenants in the Building, to be drawn through fixtures (such as drinking fountains and restrooms) installed by Landlord. Water shall be furnished to the Premises in accordance with the approved plans and specifications for the Premises attached hereto as Exhibit H.

     (d) Janitor Service. Landlord shall furnish and supply janitor services in and about the Premises comparable to standard janitor service furnished to comparable Class "A" buildings for professional or office uses.

     (e) Elevator Service. If the Building is equipped with either a passenger elevator or a freight elevator, Landlord will cause the same to be maintained in normal working order, for the use of Tenant in common with other tenants of the Building and their customers and invitees, daily at reasonable and customary hours. Operatorless automatic elevator service shall be deemed "elevator service" within the meaning of this subsection. Tenant shall not use, or authorize the use of any elevator in any manner exceeding posted operating specifications.

     (f) Maintenance. Landlord shall provide routine maintenance services for the common areas of the Building in the manner and to the extent deemed to be necessary in Landlord's reasonable business judgment.

     (g) No Warranty. Landlord does not warrant that any services and utilities will be free from shortages, failures, variations, or interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, weather conditions, lockouts, labor controversies, accidents, inability to obtain services, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond the reasonable control of Landlord. No such failure or interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruptions, or other consequential damages in respect thereof. Notwithstanding the foregoing, Landlord agrees that if there is an interruption within Landlord's reasonable control (other than an interruption resulting from a fire or other casualty) of the services which Landlord is obligated to provide that renders the Premises unusable for Tenant's specific use and continues for a period of 3 or more consecutive days after Landlord receives notice from Tenant (an "Unauthorized Interruption"), rent will abate in proportion to the unusable portion of the Premises, except as provided herein, commencing at the end of such 3-day period and abatement shall continue until such services have been restored to permit Tenant's specific use. Landlord agrees to use its reasonable efforts to cause utility companies to restore any interruptions of the supply of gas, electricity, and water utilities to the Premises.

Section 6. Condition and Care of Premises.

     (a) By taking possession of the Premises, Tenant conclusively accepts the Premises and represents and acknowledges that the Premises are in good and sanitary order, condition, and repair.

     (b) Landlord shall endeavor to maintain the Premises and fixtures therein (excluding Tenant's furnishings, trade fixtures, equipment, and personal property) in good order and condition during the Lease Term, and shall attempt to make all repairs thereto and to the Building which Landlord deems necessary. Provided, that if any item of maintenance or repair is caused in whole or in part by the act, neglect, fault of, or omission of any duty by, Tenant or its employees, agents, contractors, or invitees, then Tenant shall pay to Landlord the actual cost of such maintenance and repair, within 10 business days following the written demand of Landlord, as Additional Rent hereunder.

     (c) Tenant shall be solely responsible for the following costs and expenses, notwithstanding anything expressed or implied herein to the contrary: any carpet installation, re-carpeting, or carpet cleaning within the Premises subsequent to the Rent Commencement Date; and any painting of walls within the Premises.

     (d) Anything contained in this Section to the contrary notwithstanding, Landlord shall maintain and repair the structural portions of the Building, including the roof, foundations, basic plumbing, HVAC, and electrical systems installed or furnished by Landlord. All such activities shall be at the sole cost and expense of Landlord; provided, that if any item of maintenance or repair is caused in whole or in part by the act, neglect, fault of, or omission of any duty by, Tenant or its employees, agents, contractors, or invitees, then Tenant shall pay to Landlord the actual cost of such maintenance and repair, within 10 calendar days following the written demand of Landlord, as Additional Rent hereunder.

     (e) There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Square, the Building or the Premises or in or to fixtures, appurtenances, and equipment therein.

     (f) Tenant specifically waives any rights it may have under the provisions of any law, statute, or ordinance now or hereafter in effect, or otherwise, to make repairs at Landlord's expense or to offset the cost thereof against any installment of Rent hereunder.

     (g) Tenant shall keep the interior of the Premises in good order and condition and, upon termination of this Lease, Tenant shall deliver possession of the Premises to Landlord as set forth in Section 16 hereof.

Section 7. Use of Premises.

     (a) Use. Tenant shall use the Premises for general office purposes, and as a demonstrative franchise operation, and for no other use or purpose whatsoever, without the express prior written consent of Landlord which consent may be withheld, delayed or conditioned in its sole, subjective and absolute discretion.

     (b) Certain Rules and Regulations. Tenant's use of the Premises as provided in this Lease shall be in accordance with the following (in addition to the other terms, covenants, and conditions set forth herein):

          (i) Without limiting the generality of subsection (a) above, Tenant shall not permit the Premises to be used for any kind of commercial eating establishment, for retail sales, for sleeping purposes, for washing clothes, or for cooking of food or beverage use or preparation therein (other than (i) in connection with the demonstrative franchise operation, and (ii) vending machines for employees and employee snack food preparation as may be permitted or installed by Landlord).

          (ii) Tenant  shall not do,  bring,  or keep  anything  in or about the
               Premises that will cause a cancellation or threatened cancellation of insurance covering the Square or the Building. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, including the use contemplated herein, Tenant shall from time to time pay as Additional Rent to
               Landlord,  within 15 calendar  days  before the date  Landlord is obligated to pay a premium on the insurance, or within 30 calendar days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused by an activity of Tenant on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the premium that would be charged in the absence of such use and the increased premium.

          (iii)Tenant shall not do or permit anything to be done in or about the Premises which shall in any way conflict with any law, statute, ordinance, rule, or regulation which is or may hereafter be enacted or promulgated by any public authority. Tenant's compliance with all of the requirements of any municipal, county, state, or federal authority or law in connection with Tenant's use of the Premises whether now in force, or which may hereafter be in force, shall be at Tenant's sole cost and expense.

          (iv) Tenant shall not do or permit any activity which in any way tends to disturb, obstruct, or interfere with the rights of other tenants of the Square or the Building or injure or annoy them, or which in any ways tends to establish or maintain a nuisance.

          (v) Tenant shall not use, or allow the Premises to be used, for any improper, immoral, unlawful, or objectionable purpose.

          (vi) Tenant shall not solicit or canvas any occupant of the Building or any other occupant of the Square or do any act tending to injure the reputation of the Building or of the Square.

          (vii)Tenant shall not bring into or install in the Premises any equipment or other objects (including but not limited to metal safes or computers), the weight of which, singularly or in aggregate, would exceed the maximum safe load per square foot of the Premises.

          (viii) No freight, furniture, equipment, or other bulky matter of any description shall be received into the Building or the Premises by Tenant, moved within the Premises or the Building, or transported in any elevator, except as may be allowed under Landlord's Rules and Regulations as from time to time in effect or as Landlord shall have otherwise approved in an advance writing (and if so approved, in accordance with such conditions or restrictions as Landlord may in its sole discretion impose). Tenant agrees to promptly remove from any common area adjacent to or within the Building any of Tenant's furniture, materials, equipment and/or other property there delivered or deposited.

          (ix) In the event that Tenant desires to use the Premises in a manner inconsistent with the foregoing or any other term, covenant, or condition hereof, Tenant may request Landlord's consent thereto, but such consent may be withheld in Landlord's sole and absolute discretion. If given, such consent shall be binding on Landlord only if given in writing, and only to the extent specifically expressed in such writing. If Landlord should ever grant any such consent, Tenant shall be solely responsible for obtaining, at Tenant's sole cost and expense, any necessary zoning or other governmental approvals, variances, or special use permits, and for otherwise satisfying any governmental requirements in respect thereof, without, however, in doing so, affecting or impairing in any way Landlord's current and permitted use of the Building. Landlord makes no representations whatsoever that any of the foregoing items may be obtained, and any delays in Tenant's obtaining the same shall not delay commencement of the term or entitle Tenant to an abatement of Tenant's obligations under this Lease, including but not limited to the obligation to pay Rent hereunder.

          (x) In the event that Tenant fails to cease or modify any activity or circumstance giving rise to a violation of this subsection (b) within 3 business days following Landlord's written demand (in the manner specified by Landlord in such demand), such failure shall constitute an event of default under the Lease as set forth in Section 17(a)(iii)(C) hereof.

     (c) General Rules and Regulations. Tenant agrees to keep and perform each and all of the Rules and Regulations which are set forth in Exhibit "B" attached to this Lease, as such Rules and Regulations may from time to time be amended, supplemented, or restated by Landlord, in Landlord' sole and absolute discretion. Said Rules and Regulations shall not be inconsistent with the terms of this Lease, and if any inconsistency does occur, this Lease shall govern. Any amended, supplemented, or restated Rules and Regulations so made by Landlord, after notice thereof to Tenant, shall be binding upon Tenant and become conditions of Tenant's tenancy. All of such Rules and Regulations shall be uniformly applicable to all tenants, but nothing in this Section shall be construed to give Tenant any claim, demand, or cause of action against Landlord by reason of or arising out of the breach or violation of such Rules and Regulations by any other tenant, lessee, occupant, or user of the Building. The violation of any such Rules and Regulations by Tenant shall constitute a material breach of this Lease and Landlord shall be entitled to pursue its remedies set forth in Section 17 below.

Section 8. Tenant Improvements.

     (a) Tenant shall make no additions, changes, alterations, or other improvements ("Tenant Improvements") to the Premises or to any electrical or mechanical facilities, equipment, or system pertaining to or serving either the Premises, the Building, or the Square, without the prior written consent of Landlord. Landlord may impose as a condition of such consent such reasonable requirements as Landlord in its sole discretion may deem desirable including without limitation the submission of drawings, plans, and specifications for Landlord's written approval, the obtaining of necessary permits, the posting of bonds, and requirements as to the manner in which and the term or times at which such Tenant Improvements shall be performed. Notwithstanding the foregoing, Tenant shall have the right to make Tenant Improvements the cost of which do not exceed $5,000 in the aggregate without Landlord's prior written consent provided that the Tenant Improvements are not of a structural nature, do not affect Building systems and Tenant notifies Landlord in advance of its work on any such Tenant Improvement and provides Landlord with a copy of the plans for such Tenant Improvement. Landlord will not unreasonably withhold its consent if the Tenant Improvement proposed for installation does not involve any electrical or mechanical facilities, equipment, or system pertaining to or serving either the Premises, the Building, or the Square.

     (b) In no event shall any Tenant Improvement affect the structure of the Building or its exterior appearance.

     (c) If Landlord consents to any Tenant Improvements, any contractor selected by Tenant to do the same must first be approved in writing by Landlord.

     (d) Tenant shall hold Landlord harmless from and against any cost or liability with respect to, and shall keep the Premises, the Building, and the Square free from, any mechanic's, materialman's, or similar liens in connection with any such Tenant Improvements. Tenant shall reimburse Landlord, within 10 calendar days of Landlord's written demand therefor and as Additional Rent hereunder, for any and all costs and expenses (including but not limited to legal fees and costs) incurred by Landlord in contesting or discharging any such liens.

     (e) Tenant shall give Landlord at least 30 calendar days' advance written notice prior to the commencement of any Tenant Improvements to afford Landlord the opportunity of posting appropriate notices of non-responsibility on or about the Premises.

     (f) Prior to the commencement of any Tenant Improvements, Tenant shall give evidence to Landlord that appropriate insurance satisfactory to Landlord has been obtained by Tenant and contractors for the protection of Landlord (including naming Landlord as an additional insured) and its tenants and invitees from damage or injury resulting from the Tenant Improvements. If requested by Landlord, labor and material, payment, performance, completion and/or lien bonds sufficient to cover the Tenant Improvements shall be provided by Tenant.

     (g) All Tenant Improvements (other than trade fixtures, office furniture and other personal property of Tenant) shall become the property of Landlord five (5) calendar days following the expiration or earlier termination of this Lease. All such Improvements shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of this Lease, without compensation, credit, or setoff to Tenant. Provided, that Landlord (at the time it grants its approval of the Tenant Improvement) may require Tenant to remove all or any part of such Improvements and repair any damage to the Premises caused by such removal, and to restore the Premises or any part thereof to their original condition, all at Tenant's sole expense (and if such costs and expenses are paid by Landlord, such costs shall be reimbursed to Landlord by Tenant within 5 calendar days following Landlord's written demand therefor, as Additional Rent hereunder). Landlord may elect to charge Tenant at the time of installation of the Tenant Improvements, for such removal and restoration expenses, which shall be paid by Tenant as Additional Rent hereunder before commencement of work on the Tenant Improvements.

     (h) Subject to Tenant's: (i) compliance with the requirements set forth herein; (ii) obtaining the approvals required hereunder (and of any governmental and quasi-governmental entity with jurisdiction over the Premises, including but not limited the Landmarks Commission), Tenant shall have the right to construct and install, at its sole cost and expense, a deck on the roof of the Building in which the Premises is located.

Section 9. Tenant's Personal Property.

     (a) At any time during the Lease Term and provided Tenant is not then in breach of any provision hereunder, all articles of personal property, trade fixtures, machinery, merchandise, equipment, furniture, and movable partitions located on the Premises and owned by Tenant or installed by Tenant at its expense in the Premises ("Personal Property") shall be and remain the property of Tenant, and may be removed by Tenant. Tenant shall be solely responsible for repairing any damage to the Premises, the Building, or the Square occasioned by Tenant's removal of its Personal Property from the Premises, and Tenant shall reimburse Landlord for any and all reasonable and documented costs and expenses incurred by Landlord in connection with such repairs if Landlord in its sole discretion undertakes such repairs (including legal fees and costs, and costs incurred by Landlord in repairing any damage to the Premises occasioned by the removal of the same) within 5 calendar days of Landlord's written demand therefor and as Additional Rent hereunder.

     (b) At Landlord's sole option, any of Tenant's Personal Property remaining in or about the Premises five (5) calendar days after expiration or earlier termination of this Lease shall conclusively be deemed to have been abandoned by Tenant. Thereupon, Landlord may, at its sole option:
          (i) keep the same for Landlord's use, and thereupon title to such Personal Property shall automatically pass to Landlord and such Personal Property shall become the property of Landlord without any payment, credit, or setoff from Landlord to Tenant therefor and without need of further action by Tenant (and Landlord may retain such Personal Property or may dispose of the same for such consideration as Landlord shall determine); or (ii) remove the same in any manner that Landlord shall choose and store said items, all at Tenant's expense and risk, without liability of Landlord to Tenant for loss thereof. Tenant shall reimburse Landlord for any and all expenses incurred by Landlord in connection with such removal and storage (including legal fees and costs, and including any costs incurred by Landlord in repairing any damage to the Premises occasioned by the removal of any Personal Property from the Premises) within 10 calendar days of Landlord's written demand therefor and as Additional Rent hereunder. The liabilities of Tenant under this subsection shall survive the expiration or earlier termination of this Lease.

     (c) Nothing contained in this Section shall preclude Landlord from pursuing, at its option, any other rights or remedies available to Landlord at law or equity in respect of the subject matter of this Section.

Section 10.     Signage and Advertising.

     (a) No sign, advertisement, display, or notice shall be inscribed, painted, or affixed on any part of the outside or inside of the Premises or the Building by Tenant, unless Landlord has provided its advance written consent thereto (which consent may be withheld in Landlord's sole and absolute discretion.

     (b) Notwithstanding subsection (a) above, Tenant may place signage on or about the door(s) to the Premises and the exterior of the Building, identifying Tenant and its business, in such size, color, and style as Landlord shall approve in advance (which approval shall not be unreasonably withheld, delayed, or conditioned); and further provided, that such signage is in compliance with all rules, regulations and guidelines applicable to the Building and Premises and, to the extent required, has been approved by the Landmarks Commission and any other agency, board or entity with jurisdiction over the Building or Premises.

     (c) Landlord shall have the right to prohibit any sign, advertisement, display, or notice of Tenant, wherever appearing, which in Landlord's opinion tends to impair the reputation or appearance of the Square, its desirability as a multi-use retail, entertainment, and office complex, or its desirability in the estimation of financial, insurance, or other institutions and businesses of like nature. Upon written notice from Landlord, Tenant shall refrain from and discontinue such sign, advertisement, display, or notice.

Section 11. Tenant's Liability for Damage to Premises and for Personal Injury.

     (a) All damage to the Square, the Building, or the Premises, however occurring, which is occasioned by the act or omission of Tenant or its employees, agents, contractors, or invitees, shall be the sole responsibility of Tenant; and Tenant shall be solely responsible and liable for the repair, restoration, reconstruction, or replacement of any property so damaged, as determined by Landlord in Landlord's sole and absolute discretion. Landlord may in its sole and absolute discretion undertake any of such activities, and in such event, Tenant shall reimburse Landlord, within 5 calendar days of Landlord's written demand therefor and as Additional Rent hereunder, for all costs and expenses incurred by Landlord in connection therewith.

     (b) Tenant shall be solely liable and responsible for all personal injury occasioned by the act or omission of Tenant or its employees, agents, contractors, or invitees, including but not limited to personal injury or death arising directly or indirectly out of the construction, installation or use by any person or entity of Tenant Improvements.

Section 12. Insurance Obligations.

     (a) Tenant's Insurance Obligations. Tenant covenants and agrees that from and after the earlier of the Rent Commencement Date or Tenant's entry onto the Premises with Landlord's consent, Tenant will carry and maintain, at its sole cost and expense, the insurance described in Exhibit "E" attached hereto.

     (b) Landlord's Insurance Obligations. At all times from and after the Effective Date, Landlord shall maintain in effect a policy or policies of insurance providing protection for the following liabilities and/or risks:

          (i) commercial general liability insurance arising from Landlord's ownership and/or operation of the Square with coverage limits at least equal to those maintained by reasonably prudent owners of similar properties; and

          (ii) any peril, in Landlord's sole discretion (generally included within the classification "special perils" or "all risks"), covering the Building, exclusive of any item insured by Tenant pursuant to subsection (a) above, in an amount which is the greater of 90% of its full replacement cost (exclusive of the cost of excavations, foundations and footings) or such amount as Landlord's mortgagee may require Landlord to maintain. Landlord's obligation to carry such insurance may be satisfied by inclusion of said building within the coverage of any so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policies of insurance.

     (c) Mutual Waivers of Rights. Landlord (for itself and its insurer, and Tenant (for itself and its insurer, hereby each waive all rights to recover against each other or against any Affiliate of Landlord or against any other tenant or occupant of the Square, or against the officers, directors, shareholders, partners, members, managers, trustees, employees, agents, customers, invitees, or business visitors of each other or any Affiliate of Landlord or of any other tenant or occupant of the Square, for any loss or damage to the Premises, the Square, or the contents thereof, arising from any cause covered by any insurance required by this Section to be carried by each of them or any other insurance actually carried by each of them. Landlord and Tenant shall each cause their respective insurers to issue appropriate waivers of subrogation rights endorsements to all policies of insurance carried in connection with the Square or the Premises or the contents of either of them. Tenant shall cause all other occupants of the Premises claiming by, through, or under Tenant to execute and deliver to Landlord a waiver of such claims similar to the waiver in this subsection and to obtain such waiver of subrogation rights endorsements. The foregoing waivers shall be operative only so long as available in the State of Colorado and so long as no policy is invalidated thereby.

     (d)  Insurance Use Restrictions.

          (i) Tenant agrees that it will not carry any stock or goods or do anything in or about the Premises which will in any way tend to increase the insurance rates upon the building of which the Premises are a part. Tenant agrees to pay to Landlord forthwith upon demand the amount of any increase in premiums charged to Landlord for insurance carried by Landlord pursuant to subsection
               (b) hereof, which increase results from Tenant's violation of the foregoing restrictions, irrespective of whether Landlord shall have consented to Tenant's act.

          (ii) Tenant shall at its own expense make all changes to its Premises and install and maintain any fire extinguishing equipment and/or other safeguards that Landlord's insurance underwriters or applicable fire, safety and building codes and regulations may require, provided that the same are necessitated by Tenant's activities or undertakings within the Premises.

          (iii)Tenant  shall  take all  necessary  steps to ensure  that no work
               performed  or  equipment   installed  by  Tenant   overloads  the
               electrical lines.

     (e) Periodic Increases. Not more frequently than every two (2) years, if in the opinion of Landlord's mortgagee, the amount of any component of Tenant's insurance as describe above is at that time not adequate, Tenant shall increase the insurance coverage to the amount required by such mortgagee or broker.

     (f) Tenant's Responsibility to Insure Tenant's Property. Landlord assumes no liability whatsoever for any loss, theft, or damage to Tenant's Personal Property or Tenant Improvements, or to the property of any employee, agent, contractor, or invitee of Tenant; and Tenant shall be solely responsible for insuring all the foregoing property against loss, theft, and damage while such Property is on the Premises.

Section 13. Indemnity. Subject to Paragraph 12(c), Tenant agrees to indemnify, defend, and hold Landlord and its Affiliates, and their respective employees, agents, and contractors harmless from all liability, costs, or expenses, including attorneys' fees, on account of damage to the person or property of any third party, including any other tenant in the Building, and Square, to the extent caused by the acts or omissions of Tenant, its employees, agents or contractors. Subject to Paragraph 12(c), Landlord agrees to indemnify, defend, and hold Tenant, its employees, agents, and contractors harmless from all liability, costs, or expenses, including attorneys' fees, on account of damage to the person or property of any third party, including any other tenant in the Building, and Square, to the extent caused by the acts or omissions of Landlord, its employees, agents or contractors.

Section 14. Casualty Damage.

     (a)  Insured Casualty.

          (i) In the event the Premises are damaged by fire or other perils covered by proceeds from Landlord's insurance, Landlord shall, not later than 90 days following such casualty, commence repair, reconstruction and restoration (collectively referred to as "Reconstruction" in this Section) of said Premises and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect.

          (ii) Notwithstanding the foregoing:

               (A) In the event of a partial or total destruction of the Premises during the last 2 years of the Lease Term, Landlord and Tenant shall each have the option to terminate this Lease upon not less than 15 days advance written notice to the other given within 30 days after such destruction. For purposes of this Section, "partial destruction" shall mean destruction to an extent of at least 33_% of the full replacement cost as of the date of destruction.

               (B) In the event any mortgagee under a mortgage or deed of trust covering the Square or any part thereof should require that the insurance proceeds payable as a result of said casualty be used to retire the mortgage debt, then Landlord shall have the option to terminate this Lease upon not less than 15 days advance written notice to Tenant given within 30 days after the casualty relating thereto.

          (b) Uninsured Casualty. In the event the Premises are damaged by any casualty not covered by proceeds from Landlord's insurance to any extent whatsoever (which may include but which is not limited to flood, earthquake, act of war, nuclear reaction, nuclear radiation or radioactive contamination), Landlord shall have the election (and shall within 90 days following the date of such damage give Tenant written notice of Landlord's election) either
               --

               (i) to commence Reconstruction of the Premises within 60 days following the date of Landlord's election, and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect, or

               (ii) not to perform such Reconstruction of the Premises, in which event this Lease shall cease and terminate upon a date which shall be not later than 60 days following Landlord's notice of its election to so terminate this Lease.

          (c)  Construction Provisions.

               (i) In the event of any Reconstruction of the Premises by Landlord under this Section, Landlord shall reconstruct the Premises substantially to the extent of their "as is" condition as of the Rent Commencement Date. Such Reconstruction shall cover all of the work set forth in Exhibit "D".

               (ii) In the  event  of any  Reconstruction  of  the  Premises  by
                    Landlord under this Section, Tenant, at its sole cost and expense, shall reconstruct and replace its Tenant Improvements and Personal Property. Tenant shall commence such reconstruction and replacement of Tenant's Tenant Improvements and Personal Property promptly upon delivery to it of possession of the Premises following Reconstruction of the Premises by Landlord, and shall diligently prosecute the same to completion.

               (iii)Landlord  shall in no event be required to rebuild,  repair, or replace any part of Tenant's Tenant Improvements or Personal Property in the event of any casualty.

               (iv) Landlord  shall  not in any  event be  required  to spend on
                    Reconstruction an amount in excess of the net insurance proceeds actually received by Landlord as a result of the casualty.

               (v) Landlord shall not be responsible for delays outside its control in completing the Reconstruction.

     (d) Release of Liability. Upon any termination of this Lease under any of the provisions of this Section, the parties shall be released thereby without further obligation to the other party coincident with the surrender of possession of the Premises to Landlord, except for items which have theretofore accrued and are then unpaid. In the event of termination, all proceeds from Tenant's insurance (including self-insurance and deductibles) under Section 12 hereof covering Tenant's Tenant Improvements, but excluding proceeds from Tenant's Personal Property, shall be disbursed and paid to Landlord.

     (e)  Abatement of Rent.

          (i) In the event of Reconstruction as herein provided, the Base Rent, and Additional Rent described in Section 3 hereof, payable by Tenant hereunder shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired, commencing from the date of casualty and continuing during the period of such Reconstruction and replacement. Tenant shall continue the operation of its business on the Premises during any such period to the extent reasonably practicable from the standpoint of prudent business management, and the obligation of Tenant to pay Additional Rent hereunder except the Additional Rent described in
               Section 3 hereof shall remain in full force and effect.

          (ii) In the event that Landlord shall elect to terminate this Lease in accordance with subsection (a) or (b) above, the Base Rent payable by Tenant hereunder, and Additional Rent described in
               Section 3 hereof, shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired, commencing from the date of the casualty to the date of termination of this Lease.

          (iii)Tenant shall not be entitled to any compensation or damages from Landlord for loss of use of the whole or any part of the Premises, the Building, Tenant Improvements or Personal Property, or any inconvenience, annoyance, or loss of business occasioned by such damage, Reconstruction or replacement.

     (f) Major Destruction. Notwithstanding any of the foregoing provisions of this Section, should there be a destruction of more than 20% of the rentable square footage within the Square at any time after the Effective Date, Landlord and Tenant shall each have the right to terminate this Lease upon not less than 15 days advance written notice to the other given within 30 days after such destruction.

     (g) Notice. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord.

     (h) Waiver. Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance, or regulation to terminate the Lease by reason of casualty or damage to the Premises, the Building, or the Square, and the parties hereto specifically agree that the Lease shall not automatically terminate by law upon destruction of the Premises.

     (i) Damage by Tenant. The obligation of Landlord to Reconstruct the Premises is subject in all cases to the provisions of Section 11 hereof.

     (j) Termination by Tenant. In the event of a partial or total destruction of the Premises so that a competent architect, in good standing, selected by Landlord shall certify in writing to Landlord and Tenant within sixty (60) days of said casualty that the Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within one hundred eighty (180) working days from the happening thereof, then Tenant shall have the right for ten (10) business days after receipt of such certification from the architect to terminate this Lease which termination shall be effective from and after the date Landlord receives such notice of termination.

Section 15. Condemnation.

     (a)  Condemnation Resulting in Termination.

          (i) Complete Condemnation of Premises. In the event the entire Premises shall be condemned by any public or quasi-public authority, this Lease shall terminate as of the date of such condemnation, and Landlord and Tenant shall each thereupon be released from any further liability accruing subsequent to such date under this Lease.

          (ii) Partial  or  Complete  Condemnation  of  Square.  In the event 25 percent or more of the rentable square footage of the improvements located within the Square shall be condemned by any public or quasi-public authority, this Lease shall terminate as of the date of such condemnation, and Landlord and Tenant shall each thereupon be released from any further liability accruing subsequent to such date under this Lease.

          (iii)Condemnation Proceeds Applied by Lender. In the event that (A) all or any portion of the Premises or the Square shall be condemned by any public or quasi-public authority and (B) any mortgagee under a mortgage or deed of trust covering the Square or any part thereof should require that the condemnation proceeds payable as a result of said taking be used to retire the mortgage debt, this Lease shall terminate as of the date such mortgagee makes such determination, and Landlord and Tenant shall each thereupon be released from any further liability accruing subsequent to such date under this Lease.

     (b) Other Takings. In the event that less than all of the Floor Area of the Premises is taken under the power of eminent domain by any public or quasi-public authority under circumstances not described in subsection (a) above, then either Landlord or Tenant shall have the right to terminate this Lease as of the date of such condemnation, upon giving notice in writing of such election within 30 days after receipt by Tenant from Landlord of written notice that the Premises have been so appropriated or taken. In the event of such termination, both Landlord and Tenant shall thereupon be released from any further liability accruing subsequent to such date under this Lease.

     (c) If Lease Not Terminated. In the event that the Premises have been only partially condemned and this Lease is not terminated pursuant to subsection (a) or (b) above, then Tenant shall continue to occupy that portion of the Premises which shall not have been appropriated or taken, and the parties shall proceed as follows:

          (i) At Landlord's cost and expense and as soon as reasonably possible, Landlord shall restore the Premises on the land remaining to a complete unit of like quality and character as existed prior to such appropriation or taking. Provided, that such work shall not exceed the scope of the work done in originally constructing or rehabilitating the Building in which the Premises are located, nor shall Landlord in any event be required to spend for such work an amount in excess of the net condemnation award received by Landlord which is allocable to the Premises.

          (ii) The amount of the Base Rent provided for hereunder shall be reduced on an equitable basis, taking into account the relative values of the portion taken as compared to the portion remaining.

          (iii)Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance or regulation to terminate or petition to terminate this Lease upon partial condemnation of the Premises or the building in which the Premises are located or any portion of the Square; and the parties hereto specifically agree that this Lease shall not automatically terminate upon condemnation except as specifically provided herein. Tenant hereby waives any statutory rights of termination which may arise by reason of any partial taking of the Premises under the power of eminent domain.

     (d)  Award.

          (i) Landlord shall be entitled to receive the entire condemnation award for the taking of all real property interests in the Premises and the Square (subject to the rights of any mortgagee under a mortgage or deed of trust covering the Premises or the Square), regardless of whether the award or awards shall be made to Tenant or to any person claiming through or under Tenant (and Tenant hereby irrevocably assigns to Landlord all of its right, title and interest in and to any such awards).

          (ii) Tenant's right to receive a condemnation award for the taking of its Personal Property, goodwill, relocation expenses, and/or interests in other than the real property taken shall not be affected in any manner by the provisions of this Section, provided Tenant's award does not reduce or affect Landlord's award.

     (e)  Miscellaneous Provisions.

          (i) Definitions. The words "condemnation" or "condemned" as used herein shall mean the taking or appropriation for any public or quasi-public use under any governmental law, ordinance, or regulation or the exercise of, or intent to exercise, the power of eminent domain, expressed in writing, as well as the filing of any action or proceeding for such purpose, by any person, entity, body, agency or authority having the right or power of eminent domain.

          (ii) Threat of Condemnation. Landlord may, without any obligation or liability to Tenant and without affecting the validity and existence of this Lease other than as hereafter expressly provided, voluntarily agree to sell or convey to the appropriate person, entity, body, agency or authority ("condemnor"), without obtaining Tenant's permission, and without requiring the institution of any legal or administrative proceeding (or if such action or proceeding shall have been instituted, without requiring any trial or hearing thereof (and Landlord is expressly empowered to stipulate to judgment therein)), the Premises or portion hereof sought by the condemnor, free from this Lease and the rights of Tenant hereunder. For the purposes of this Section only, any such voluntary sale or conveyance shall be deemed a "condemnation" as such term is used herein.

          (iii)Date of Condemnation. The "date of such condemnation" shall occur in point of time upon the actual physical taking of possession by the condemnor or the date of conveyance pursuant to a voluntary sale or conveyance described in paragraph (ii) directly above, whichever is applicable.

          (iv) Notifications. Landlord and Tenant agree, immediately after learning of any appropriation or taking, to give notice in writing thereof to each other.

          (v) Prorations. The rental and other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any unearned rental or other charges paid in respect of such month.

Section 16. Lease Expiration or Termination. At the expiration or earlier termination of the Lease:

     (a) Tenant shall surrender all keys of the Premises to Landlord and make known to Landlord the explanation of all combination locks remaining on the Premises.

     (b) Tenant shall return to Landlord the Premises and all equipment and fixtures in as good condition as when Tenant originally took possession or as it is thereafter, but, subject to the provisions of
          Section 8 hereof and subsection (c) directly below, ordinary wear and tear and, to the extent covered by proceeds of insurance, loss or damage by casualty excepted.

Section 17. Defaults and Remedies.

     (a) Events of Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant ("Event of Default"):

          (i) Tenant fails to pay any amount of Base Rent, Additional Rent, or any other charge imposed on Tenant hereunder, when due in accordance with the provisions of this Lease, and such failure continues, in whole or in part, for more than 5 business days after written notice thereof has been given by Landlord to Tenant;

          (ii) Tenant fails to occupy and maintain the Premises in strict accordance with each and every provision of Sections 7 and 10 hereof, and such failure continues for more than 10 calendar days after written notice thereof has been given by Landlord to Tenant;

          (iii)Tenant fails to perform any of the following acts within the time period specified below:

               (A) Tenant fails to provide certified or other immediately available funds to "cover" a dishonored check within 2 business days following Landlord's written demand therefor, as described in Section 2(c) hereof.

               (B) Tenant fails to deposit with Landlord, within 10 business days after written notice to Tenant, an amount sufficient to restore the full amount of the Security Deposit, as described in Section 1(e) hereof.

               (C) Tenant fails to cease or modify any activity or circumstance giving rise to a violation of Section 7(a) hereof within 10 business days following Landlord's written demand.

               (D) If any other provision hereof requires Tenant to perform or refrain from any act within a stated period of time following written notice, request, or demand from Landlord, and Tenant fails to so perform or refrain from any such act within such time period.

          (iv) Any of the following events occur, each of which event is hereby agreed by the parties hereto to be non-curable event of default (and as to which Landlord may therefore, if it so chooses, immediately deliver to Tenant a Notice to Quit the Premises, subject to subsection (b) directly below, without the need of further notice hereunder):

               (A)  Tenant enters into a Transfer  contrary to the provisions of
                    Section 24 hereof.

               (B) Tenant fails, on 3 or more occasions within a single calendar year, to fully and timely pay any then-due installment of rent described in Section 2(g) hereof (and provided Landlord has delivered written notice to Tenant that the requisite payment was late).

               (C) Tenant maintains, commits or permits on the Premises any waste, nuisance or use of the Premises for an unlawful purpose.

               (D) Tenant's representations and warranties set forth in Paragraph 12 of the basic lease provisions to which this
                    Schedule 1 is attached prove to be false or inaccurate in any respect whatsoever.

               (E) Tenant commits any other breach of this Lease which is not capable of cure by Tenant.

          (v) Tenant fails to perform any covenant or condition of this Lease, other than those specified in paragraphs (i), (ii), (iii), or
               (iv) above, the breach of which Tenant is capable of curing, and such failure continues for more than 10 calendar days after notice thereof has been given by Landlord to Tenant; provided, however, that if such failure is capable of cure by Tenant but cannot reasonably be cured in such 10-day period, then an Event of Default shall not exist hereunder with respect to such failure if Tenant commences the cure thereof within such 10-day period and thereafter diligently pursues the same to completion and so completes such cure within 45 calendar days after such notice;

          (vi) Proceedings are instituted whereby all, or substantially all, of Tenant's assets are placed in the hands of a receiver, trustee or assignee for the benefit of Tenant's creditors, and such proceedings continue for at least 60 days;

          (vii)Any creditor of Tenant institutes judicial or administrative process to execute on, attach or otherwise seize any of Tenant's Personal Property or Tenant Improvements located on the Premises and Tenant fails to discharge, set aside, exonerate by posting a bond, or otherwise obtain a release of such property within 30 days;

          (viii) Tenant becomes a debtor in any case filed under the Bankruptcy Code or similar law providing relief to bankrupt or insolvent debtors.

To the extent permitted by applicable law, the time periods provided in this subsection (a) for cure of Tenant's defaults under this Lease which are capable of cure shall be deemed to run concurrently with, and shall not be deemed to be in addition to, any similar time periods prescribed by applicable law as a condition precedent to the commencement of legal action against Tenant for possession of the Premises.

     (b)  Landlord's Remedies.

          (i) Upon the occurrence of an Event of Default, Landlord may exercise any one or more of the following remedies without further notice or demand of any kind to Tenant or any other person, except as required by applicable law:

               (A) Landlord may terminate this Lease and reenter the Premises, take possession thereof and remove all persons therefrom, using such force as may be necessary, following which Tenant shall have no further claim thereon or hereunder;

               (B) Landlord may, without terminating this Lease, reenter the Premises and occupy and/or relet the whole or any part thereof for and on account of Tenant and collect any unpaid rentals and other charges, which have become payable, or which may thereafter become payable; or

               (C) Landlord may, even though it may have reentered the Premises in accordance with subparagraph (B) directly above, elect thereafter to terminate this Lease.

          (ii) Should  Landlord  reenter the Premises  under the  provisions  of
               Section 17(b)(i)(B) above, Landlord shall not be deemed to have terminated this Lease or have accepted a surrender thereof by any such reentry, unless Landlord shall have expressly notified Tenant in writing that it has so elected to terminate this Lease. Tenant further covenants and agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of Colorado (such as, but not limited to, a so-called "pay or quit" notice) and the surrender of possession pursuant to such notice shall not (unless Landlord specifically elects to the contrary at the time of, or at any time subsequent to, the serving of such notice and such election is evidenced by a written notice to Tenant) be deemed to be a termination of this Lease.

          (iii)The rights and remedies given to Landlord in this subsection shall be additional and supplemental to all other rights or remedies which Landlord may have under laws in force when the default occurs.

          (iv) Tenant specifically acknowledges and agrees that acceptance by Landlord of any partial payment of rent hereunder following the giving of a notice of default by Landlord to Tenant shall not preclude or prevent Landlord from instituting or prosecuting any action pursuant to the unlawful detainer statutes of the State of Colorado in respect of the amount then remaining unpaid by Tenant; and no such acceptance of a partial payment or payments of rent under the circumstances described shall operate as a waiver by Landlord of any of such rights.

               (c) Landlord's Damages. Should Landlord terminate this Lease pursuant to the provisions of Sections 17(b)(i)(A) or (C), Tenant shall remain liable for and Landlord may demand and collect from Tenant all rental (including Base Rent and Additional Rent) that would have accrued for the balance of the Lease Term, less the net proceeds of any reletting of the Premises, when and as the same becomes due. In the alternative, Landlord may, at Landlord's sole option, immediately recover from Tenant, as damages for loss of the bargain and not as a penalty, all of the following:

          (i) The worth at the time of award of any unpaid rental that had been earned at the time of such termination;

          (ii) The worth at the time of award of the amount by which the unpaid rental that would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided;

          (iii)The worth at the time of award of the amount by which the unpaid rental for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

          (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, without limitation, any costs or expense incurred by Landlord in (A) retaking possession of the Premises, including reasonable attorney fees therefor, (B) maintaining or preserving the Premises after such default, (C) preparing the Premises for reletting to a new tenant, including reasonable repairs or alterations to the Premises for such reletting, (D) leasing commissions, and (E) any other costs necessary or appropriate to relet the Premises; and

          (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of Colorado.

As used in paragraphs (i) and (ii) directly above, the "worth at the time of award" is computed by allowing interest at the maximum rate specified in Section 40 hereof. As used in paragraph (iii) directly above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%. All rental, other than Base Rent, shall, for the purposes of calculating any amount due under the provisions of paragraph (iii) directly above, be computed on the basis of the average monthly amount thereof accruing during the immediately preceding 12 month period, except that, if it becomes necessary to compute such rental before such a 12 month period has occurred, then such rental shall be computed on the basis of the average monthly amount hereof accruing during such shorter period.

     (d) Additional Cumulative Remedy. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant hereby acknowledge and agree that the abatement of Tenant's Base Rent obligations for the first six months of the term of the Lease (as set forth in Section 6 of the Lease) is made subject to the express condition subsequent that Tenant not cause an "Event of Default" under this Lease during the term hereof. If at any time during the Term, an Event of Default occurs, Tenant owes Landlord, in addition to all other amounts, the amount of Eighty Thousand Eight Hundred Forty Two and 98/100 ($80,842.98) which represents three months of Base Rent that was not charged or collected in the first Lease Year. Tenant has no obligation to pay the aforementioned amount if no Event of Default occurs prior to the expiration of the Lease Term. Landlord's right to recover the amount hereunder in the Event of Default is in addition to all other rights and remedies of Landlord set forth herein and under applicable law.

     (e) Tenant Improvements and Personal Property. Without limiting Landlord's rights under subsection (b) above, upon the occurrence of an Event of
          Default:

          (i) All of Tenant's Personal Property, all Tenant Improvements, and all other fixtures located in the Premises ("Fixtures"), shall remain on the Premises.

          (ii) Notwithstanding paragraph (i) above, in the event of any reentry or taking possession of the Premises by Landlord as provided in this Section, or in the event that Landlord retakes or is granted possession of the Premises following an Event of Default (including but not limited to the granting of possession of the Premises to Landlord by a court having jurisdiction over the matter), any of Tenant's Personal Property, Tenant Improvements, or any Fixtures remaining in or about the Premises at such time shall conclusively be deemed to have been abandoned by Tenant. Thereupon, Landlord may, at its sole option: (i) keep the same for Landlord's use, and thereupon title to such Personal Property, Tenant Improvements, and Fixtures shall automatically pass to Landlord, and all such items shall become the property of Landlord without any payment, credit, or setoff from Landlord to Tenant therefor and without need of further action by Tenant (and Landlord may retain such Personal Property, Tenant Improvements, and Fixtures or may dispose of the same for such consideration as Landlord shall determine); or (ii) remove the same in any manner that Landlord shall choose and store said effects, all at Tenant's expense and risk, without liability of Landlord to Tenant for loss thereof. Tenant shall reimburse Landlord for any and all expenses incurred by Landlord in connection with such removal and storage (including legal fees and costs, and including any costs incurred by Landlord in repairing any damage to the Premises occasioned by the removal of any of such items from the Premises) within 5 calendar days of Landlord's written demand therefor and as Additional Rent hereunder.

     (f) Waiver. The waiver by Landlord of any breach of any term, covenant, or condition contained in this Lease shall not be deemed a waiver of such term, covenant, or condition of any subsequent breach thereof, or of any other term, covenant or condition contained in this Lease. Landlord's subsequent acceptance of partial rental or performance by Tenant shall not be deemed to be an accord and satisfaction or a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease or of any right of Landlord to a forfeiture of this Lease by reason of such breach, regardless of Landlord's knowledge of such preceding breach at the time of Landlord's acceptance. No term, covenant, or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing and signed by Landlord.

     (g) Tenant's Default. Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by Tenant hereunder. The various rights and remedies reserved to Landlord herein, including those not specifically described herein, shall be cumulative, and, except as otherwise provided by state statutory law in force and effect at the time of the execution hereof, Landlord may pursue any or all of such rights and remedies, whether at the same time or otherwise.

Section 18. Quiet Enjoyment. Landlord agrees that subject to the terms, covenants, and conditions of this Lease, Tenant, on timely paying said Rent and performing the covenants aforesaid, shall and may peaceably and quietly hold and enjoy the Premises during the Lease Term, subject to the provisions of Section 19 hereof and any transaction described in Section 26 hereof.

Section 19. Rights of Landlord. Landlord and its agents shall have the right:

     (a) To change the name, number or designation of the Building without liability to Tenant.

     (b) At any reasonable time during the final 180 days of the Lease Term hereof, to advertise, display and show the Premises to prospective tenants, mortgagees, insurance agents, or others. Landlord may display "For Rent" signs on the Premises.

     (c) To constantly have passkeys to the Premises, and every room or part thereof.

     (d) To enter the Premises at any reasonable time (except that in the event of any emergency, Landlord shall have the right to enter at any time) for trash removal or maintenance, inspections, repairs, alterations or additions to the Premises or the Building, to exhibit the Premises to others, such as insurance agents, building and lender's inspectors, prospective purchasers and for any purpose whatsoever related to the safety, protection or preservation of the Premises, the Building, or Landlord's interest, without being deemed guilty of an eviction or disturbance of Tenant's use and possession. In exercising these rights, Landlord shall not unreasonably interfere with Tenant's business operations. In the event Landlord shall be precluded from timely access or entry to the Premises or any part thereof as a result of closed or secured doors or entries to which Landlord does not have a passkey, Tenant shall be solely responsible for personal or property damages of any nature which result from Landlord's inability to gain timely access or entry to the Premises or any part thereof.

     (e) At any reasonable time and from time to time, whether at the insistence of Landlord or pursuant to government requirements, at Landlord's expense, to make repairs, alterations, additions, improvements or decorating, whether structural or otherwise, in or to an adjoining suite, or to the Building or any part thereof, including the Premises; provided, however, Landlord will use reasonable efforts not to interfere with Tenant's use and occupancy of the Premises. Landlord expressly reserves the right to change the configuration or rentable area of the Building.

     (f) In connection with making repairs, alterations, decorating, additions or improvements under the terms of this Section, Landlord shall have the right, after reasonable notice to Tenant (except in the event of emergencies, when no notice shall be required), to have access through the Premises as well as the right to take into and upon and through the Premises or any other part of the Building, all material that may be required to make such repairs, alterations, decorating, additions, or improvements, as well as the right in the course of such work to close entrances, doors, corridors, elevators or other Building facilities, without liability whatever to Tenant nor shall such access, closures, repairs, alterations, decorations, additions or improvements be the basis for abatement of Rent.

     (g) Tenant acknowledges that Landlord shall have the right and does hereby reserve the right at any time and from time to time, in Landlord's sole and absolute discretion, to alter, expand, reduce, remove, demolish, renovate, rehabilitate, remodel, or construct any existing or new improvements at the Square, in whole or in part, including without limitation, the right to change the shape, size, location, number, design, or extent of such improvements, to build additional stories on or under such improvements, to alter or relocate the entranceways and lobbies of any building or buildings in the Square, to construct other buildings and improvements in the Square and on lands adjacent thereto, to construct decks and elevated or subterranean parking facilities, to relocate or change the common areas of the Square, to expand or contract the Square and to redesignate its boundaries. In all such cases, this Lease shall remain in full force and effect, and none of the foregoing shall be deemed a constructive or actual eviction or shall subject Landlord to liability.

Section 20. Landlord's Inability to Perform. This Lease and the obligations of Landlord and Tenant hereunder shall not be affected or impaired because Landlord or Tenant is unable to fulfill any of its obligations or furnish services and utilities hereunder or is delayed in doing so, if such inability or delay is caused by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, governmental laws or regulations or governmental requests for the general public welfare, or other cause beyond the reasonable control of Landlord or Tenant.

Section 21.     Landlord's Defaults.

     (a) If Landlord shall neglect or fail to perform or observe any of the terms, covenants, or conditions contained in this Lease on its part to be performed or observed within 30 days after written notice of default or, when more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after written notice thereof, then Landlord shall be liable to Tenant for any and all damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that (a) any money judgment resulting from any default or other claim arising under this Lease shall be satisfied only out of the current rents, issues, profits and other income Landlord receives from its operation of the Building, net of all current operating expenses, liabilities, reserves and debt service associated with said operation ("Net Income" for purposes of this Section), (b) no other real, personal or mixed property of Landlord, wherever located, shall be subject to levy on any such judgment obtained against Landlord, (c) if such Net Income is insufficient to satisfy such judgment, Tenant will not institute any further action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency, and (d) such neglect or failure shall not constitute consent by Landlord for Tenant to perform or observe such terms, covenants or conditions at Landlord's expense. Tenant hereby waives, to the extent permitted under law, any right to satisfy said money judgment against Landlord except from Net Income. The term "Landlord" for purposes of this Section only shall mean any and all partners, whether general or limited, if any, which comprise Landlord.

     (b) If the Premises or any part thereof are at any time subject to any mortgage or deed of trust and this Lease or the rentals due from Tenant hereunder are assigned to such mortgagee, trustee or beneficiary (called "Assignee" for purposes of this Section only) and Tenant is given written notice thereof, including the post office address of such Assignee, then Tenant shall give written notice to such Assignee, specifying the default in reasonable detail, and affording such Assignee a reasonable opportunity to make performance for and on behalf of Landlord. If and when the said Assignee has made performance on behalf of Landlord, such default shall be deemed cured.

Section 22.     Waiver.

     (a) No waiver, delay, or omission by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision, or of any of Landlord's rights or remedies with respect to any such breach. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any such employee shall not operate as a termination of this Lease or a surrender of the Premises.

     (b) The subsequent acceptance of Rent or any payments of any amounts from Tenant or any other party by Landlord or its employees or agents shall not be a waiver of any preceding breach by Tenant of any term, condition or covenant of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent, and no payment by Tenant or any other party or receipt thereof by Landlord or its agents of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or any statement on any check or any letter accompanying such check or payment as Rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease.

Section 23. Transfer of Landlord's Interest. In the event of a conveyance by Landlord of the Premises or the Building or of any portion of the Building or the Premises, and if the transferee has assumed in writing Landlord's obligations hereunder, such conveyance shall release Landlord from any liability, including for Security Deposits, upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant; and in such event, Tenant agrees to look solely to the responsibility of the successor in interest of Landlord and to this Lease. Upon written notice from Landlord of such conveyance, Tenant shall acknowledge ownership in the transferee and attorn and continue in quiet enjoyment of the Premises. Landlord shall have the right to sell, hypothecate, mortgage, transfer, sublet or assign this Lease and/or any or all of its interests in the Premises and/or the Building and shall not be liable for obligations thereafter accruing hereunder.

Section 24.     Assignment and Subletting.

     (a) Tenant shall not, without Landlord's prior written consent, which shall not unreasonably be withheld, do any of the following (each and all of which shall hereinafter be individually and collectively referred to as a "Transfer"):

          (i)  assign, hypothecate, mortgage, encumber or convey this Lease;

          (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of law;

          (iii)sublet the Premises or any part thereof;

          (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant;

          (v) if Tenant is a partnership, permit a withdrawal or change, voluntary, involuntary, or by operation of law, of any partner or the dissolution of the partnership;

          (vi) if Tenant is a corporation (whose stock is not publicly traded through an exchange or over the counter), permit any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of more than an aggregate of 25% of the value of the assets of Tenant. As used herein, "controlling percentage" means the ownership of, and the right to vote, stock possessing more than an aggregate of 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors.

     (b) If Tenant desires the consent of Landlord to a Transfer of the entire Premises for the remaining Lease Term, or desires the Transfer of all or a portion of the Premises (the entire Premises for the remaining Lease Term or a portion of the Premises being hereinafter referred to as the "Subject Premises"), Tenant shall submit to Landlord:

          (i) the proposed sublease or assignment or other Transfer agreement or instrument (executed by Tenant and the proposed subtenant or assignee), which shall not commence or take effect prior to 60 days after the receipt by Landlord of Tenant's submission of all information required to be submitted by Tenant to Landlord hereunder, and

          (ii) any other information or item Landlord may reasonably request, including without limitation sufficient information to enable Landlord to determine the acceptability of the financial responsibility (as measured by such factors as audited net worth and credit rating) experience and character of the proposed subtenant or assignee (herein, "transferee").

               Landlord shall respond to Tenant's request within 15 days of receipt of such request.

     (c) Landlord shall not unreasonably withhold its consent to any such Transfer, except that it shall be reasonable for Landlord to withhold its consent if one of the following situations exist:

          (i) in the judgment of Landlord the proposed transferee is of a character or engaged in a business which is not in keeping with the standards of Landlord for the Building;

          (ii) in the judgment of Landlord the net worth of the transferee is materially less than the greater of Tenant's net worth on the Commencement Date, or Tenant's net worth at the date of Tenant's request for consent;

          (iii)in the judgment of Landlord the purposes for which the proposed transferee intends to use the Subject Premises are not in keeping with the standards of Landlord for the Building, it being understood that the purposes for which transferee intends to use the Subject Premises may not be in violation of this Lease;

          (iv) a transfer will result in there being more than a reasonable and safe number of occupants per floor within the Premises, including Tenant and all transferees, or will result in insufficient parking, if provided by Landlord, for the Building;

          (v) the Subject Premises are not regular in shape with appropriate means of ingress and egress and suitable for normal renting purposes;

          (vi) the proposed transferee is a governmental or quasi-governmental agency;

          (vii)the proposed transferee is an occupant or tenant of the Square;

          (viii) the Transfer  would breach any covenant of Landlord  respecting
               radius,   location,  use  or  exclusivity  in  any  other  Lease,
               financing agreement or other agreement relating to the Building;

          (ix) Tenant is in default under this Lease;

          (x) In Landlord's sole judgment, the proposed transferee's business use and/or occupancy of the Premises would --

               (A) violate any of the terms of this Lease or the lease of any other tenant in the Square,

               (B) not conform with Landlord's tenant-mix requirements then pertaining in the Square,

               (C) fall within any category of tenant for which Landlord would not then lease space in the Square under its leasing guidelines and policies then in effect,

               (D) require any alterations which would reduce the value of the existing leasehold improvements in the Premises, or

               (E)  require increased services by Landlord; or

          (xi) in the case of a sublease, if the rent payable by the subtenant is less than (by an amount equal to or greater than $2 per rentable square foot) the then prevailing rate being charged by Landlord for the lease of comparable space in the Square; provided Landlord has comparable competing space available for lease.

     (d)  If Landlord shall grant consent:

          (i) the terms, covenants, and conditions of this Lease, including among other things, Tenant's liability for the Subject Premises, shall in no way be deemed modified, abrogated or amended unless an amendment therefor is executed by all parties hereto;

          (ii) the consent shall not be deemed a consent to any further Transfer by either Tenant or such transferee.

     (e) In the event Tenant enters into a Transfer, if any amounts payable by the assignee or subtenant with respect to its occupancy of all or a portion of the Premises are in excess of the amounts payable by Tenant to Landlord hereunder, then 50% of such amounts shall be immediately due and payable to the Landlord as Additional Rent.

     (f) Tenant shall pay Landlord's expenses, but not to exceed $500.00, for each Transfer submitted to cover the legal review and processing expenses of Landlord, irrespective of whether Landlord shall grant consent.

     (g) Any arrangement for a Transfer which is not in compliance with the provisions of this Section shall be of no effect and void. Landlord shall not be obligated to pay any fees, commissions or amounts in respect of any transfer unless Landlord shall agree to such obligation in writing.

     (h) Notwithstanding anything to the contrary contained hereinabove in this Paragraph 24, Tenant shall have the right, without obtaining Landlord's prior written consent, to assign or sublease all or any portion of the Premises to the following parties on the following conditions: (A) Any subsidiary or affiliate of Tenant; (B) Any parent corporation of Tenant; (C) Any subsidiary or affiliate of Tenant's parent corporation if such parent owns a substantial interest in such subsidiary or affiliate; or (D) Any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the assets or stock of Tenant; provided that the resulting corporation has a net worth at least equal to Tenant's net worth as of the date hereof; and further provided that: (i) Tenant continues to remain primarily liable on its obligations set forth herein; (ii) Any such subtenant and/or assignee shall assume and be bound by all obligations of Tenant for payment of all amounts of rental and other sums and the performance of all covenants required by Tenant pursuant to this Lease; and (iii) Any such subtenant and/or assignee intends to operate the Premises in accordance with the usage restrictions of this Lease and under the same name as Tenant. Not less than thirty (30) days prior to the effective date of such transaction, Tenant shall provide Landlord with copies of the documents evidencing such transaction and such evidence as Landlord may reasonably require to establish that such transaction falls within the terms and provisions of this subparagraph h.

Section 25.    Holdover Provisions.

     (a) If Tenant fails to surrender possession of the Premises on or before the close of business on the Expiration Date, Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises, as well as any damages incurred by Landlord, due to such failure, without any further notice to Tenant whatsoever (and Tenant hereby waives any and all such notices).

     (b) If Tenant holds over after the expiration or earlier termination of the Lease Term, Tenant shall be deemed a tenant at sufferance, subject to all of the terms, covenants, and agreements of this Lease as the same may apply to a tenancy at sufferance, except that during such tenancy at sufferance Tenant shall be obligated to pay to Landlord a monthly Base Rent equal to one and one half times (150%) the rate payable for the month immediately preceding said holding over for each month or part thereof (without reduction for any such partial month) that Tenant remains in possession (and such amount shall be payable in advance on the first day of each and every month).

     (c) In addition to the foregoing Base Rent, during such tenancy at sufferance Tenant shall pay Landlord (i) Additional Rent which Landlord may reasonably estimate, computed on a per-month basis, and
          (ii) all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession.

Section 26. Subordination and Attornment. This Lease is subject and subordinate to the lien, provisions, operation and effect of any mortgage or deed of trust which currently encumbers the land under which the Premises are constructed. Upon request from Tenant, Landlord will use reasonable efforts to obtain a nondisturbance agreement from any existing mortgagee. Provided the applicable mortgagee enters into a subordination and nondisturbance agreement with Tenant on the mortgagee's then current form or otherwise in a form reasonably acceptable to Tenant, this Lease shall also be subject and subordinate to the lien, provisions, operation and effect of all mortgages, deeds of trust, ground leases or other security instruments (collectively, "Mortgages") which may hereafter encumber the Building, the Premises or the land, to all funds and indebtedness intended to be secured thereby, and to all renewals, extensions, modifications, or recastings thereof; however, this Lease shall not be subordinated to any Mortgage if the holder thereof fails to enter into such a nondisturbance agreement with Tenant. The holder of any Mortgage to which this Lease is subordinate shall have the right at any time to declare this Lease to be superior to the lien, provisions, operation and effect of such Mortgage, and Tenant shall execute, acknowledge and deliver all reasonable documents required by such holder in confirmation thereof.

Section 27.    Estoppel Certificate.

     (a) Tenant shall at any time and from time to time, within 10 days after written request from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect, and the dates to which the rental and other charges are paid in advance, if any, and the amounts of any security deposits; and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser, mortgagee or encumbrancer of all or any portion of the Building, or the real property on which the Building is situated.

     (b) Tenant's failure to deliver the foregoing statement within such time period shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than one (1) month's Rent has been paid in advance.

Section 28. Attorney Fees. If at any time after the Effective Date, either Landlord or Tenant institutes any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the non-prevailing party in such action or proceeding shall reimburse the prevailing party for the reasonable expenses of attorney fees and all costs and disbursements incurred therein by the prevailing party, including without limitation, any such fees, costs or disbursements incurred on any appeal from such action or proceeding. Subject to the provisions of local law, the prevailing party shall recover all such fees, costs or disbursements as costs taxable by the court or arbiter in the action or proceeding itself without the necessity for a cross-action by the prevailing party.

Section 29. Entire Agreement. This Lease contains all the terms, covenants, conditions and agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the Premises. No prior or other agreement or understanding pertaining to the same shall be valid or of any force and effect; and the terms, covenants and conditions of this Lease cannot be altered, changed, modified or added to, except in writing signed by Landlord and Tenant. No representations, inducements, understanding or anything of any nature whatsoever, made, stated or represented by Landlord or anyone acting for or on Landlord's behalf, either orally or in writing, have induced Tenant to enter this Lease, and Tenant acknowledges, represents and warrants that Tenant has entered into this Lease under and by virtue of Tenant's own independent investigation.

Section 30.    Captions, Definitions and Severability.

     (a) The captions of the sections, subsections, paragraphs, and subparagraphs of this Lease are for convenience and easy reference only and shall not be considered or referred to in resolving questions of construction.

     (b) The words "Landlord" and "Tenant" wherever used herein shall be applicable to one or more persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several.

     (c) Whenever this Lease imposes any duty, responsibility, obligation, or liability on the Tenant hereunder, the word "Tenant" shall be deemed to include Tenant's subtenants, concessionaires and licensees as the context may require; and such duty, responsibility, obligation, or liability shall be the joint and several duty, responsibility, obligation, and liability of Tenant (and each and every person or entity comprising Tenant, if there is more than one Tenant) and Tenant's subtenants, concessionaires and licensees, as the case may be.

     (d) The word "persons" wherever used shall include individuals, firms, associations and corporations.

     (e) Whenever in this Lease any words of obligations of duty are used, such words shall have the same force and effect as though made in the form of covenants.

     (f)  [Intentionally Omitted]

     (g) If any provision of this Lease shall be adjudged to be invalid, void or illegal, it shall in no way affect, impair or invalidate any other provision hereof, the parties hereto agreeing that they would have entered into the remaining portion of this Lease notwithstanding the omission of the portion or portions adjudged invalid, void or illegal.

Section 31. Other Uses by Landlord. Nothing contained in this Lease shall be construed to exclude or prohibit Landlord from using or leasing any offices, facilities, or other space in the Building, or any part or portion thereof, or any other property owned or controlled by Landlord, for any lawful purposes, although in direct competition with Tenant.

Section 32. Relationship of the Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto, or by a third person, to create the relationship of principal and agent or of partnership or of joint venture or of trustee and beneficiary or of any association between Landlord and Tenant and neither the method of computation of Rent nor Landlord's obligation with respect to the common area, nor any other provisions contained in this Lease, nor any acts of the parties hereto, shall be deemed to create any relationship between Landlord and Tenant other than the relation of landlord and tenant.

Section 33. Successors and Assigns. Each and all of the covenants and obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns, subject at all times, nevertheless, to all agreements and restrictions herein contained with respect to assignment, subletting, hypothecation, or any other transfer or conveyance of Tenant's interest in this Lease.

Section 34. Use of Building Name; Use of Trade Name Prohibited. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. Tenant shall in no event use the phrase "Larimer Square" in any advertising, stationery, or other materials whatsoever.

Section 35. Time. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

Section 36. Applicable Law; Venue. This Lease and each and every provision hereof, and all questions concerning the validity and enforceability of this Lease and each and every provision hereof, shall be governed by and interpreted and construed in accordance with the laws and interpretations thereof of the State of Colorado. In any action or proceeding involving this Agreement, whether at law or in equity, each party stipulates that the state courts of the State of Colorado shall have jurisdiction over the parties hereto and over such action, and each party hereto stipulates that all such actions and proceedings shall be brought exclusively in the appropriate state court in the City and County of Denver, Colorado (and each party hereto waives any objection to venue).

Section 37. Execution and Delivery. The submission of this Lease for examination does not constitute an offer to lease or a reservation of or an option for the Premises, and this Lease shall become effective only upon execution and delivery thereof by Landlord and Tenant. No amendments, modifications of or supplements to this Lease shall be effective unless the same shall be in writing, executed and delivered by Landlord and Tenant.

Section 38.    Notices.

     (a) Any notices, demands, or other communications required or desired to be given under any provision of this Lease shall be given in writing and shall be deemed given or received, as the case may be, upon the first of the following to occur: (i) when personally delivered to such party (or, in the case of notices to Tenant, posted upon the Premises), (ii) one (1) business day after delivery to a national overnight courier service, delivery costs paid or provided for, or
          (iii) two (2) business days after mailing by certified or registered mail, postage prepaid and return receipt requested, addressed to the parties as follows:

          To:  Landlord: c/o Larimer Square Management Corporation
                         1400 Larimer Street, #300
                         Denver, Colorado  80202

                         Attn:  General Manager

                         To:  Tenant:    At  the  address  of the
                         Premises  set forth in the Lease to which this
                         Schedule 1 is attached.

     (b) Any party hereto may change their notice address by giving written notice of such change to all other parties hereto in accordance with subsection (a) directly above.

     (c) Nothing in this Section shall be deemed to affect the application of any statute governing the giving of notice between landlords and tenants.

Section 39. No Warranties. Tenant acknowledges and agrees that, in entering into this Lease, Tenant has not relied on any representation, statement, or warranty of Landlord or anyone acting for or on behalf of Landlord, all matters concerning the Premises to be independently verified by Tenant; that Tenant is taking possession of the Premises on its own inspection and examination thereof and on an "AS IS" basis; and that LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY, TENANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREMISES. This Lease does not grant any rights to light or air.

Section 40. Rate of Interest. The rate of interest to be charged in accordance with certain Sections hereof which refer to this Section shall be four percent (4%) above the annualized rate of interest published from time to time by FirstBank of Denver, N.A., as its commercial base lending rate, per annum, based on the actual number of days elapsed.

Section 41. Affiliates. For the purposes hereof, "Affiliates" means: Larimer Square Management Corporation; Larimer Square Associates, Ltd.; Hermanson Family Trust; Hermanson Family Limited Partnership I; Hermanson Family Limited Partnership III; and the partners, trustees, members, managers, shareholders, directors, officers, employees, agents, affiliates, and assigns of each of them.

Section 42. Counting Days. Whenever this Lease specifies a certain number of days, the days shall be counted using calendar days unless the applicable provision specifically calls for business days.

Section 43. Option to Extend. As additional consideration for the covenants of Tenant hereunder, Landlord hereby grants unto Tenant an option (the "Option") to extend the Lease Term for one (1) additional term of five (5) years (the "Option Term"). The Option shall apply only to the original space leased hereunder and shall be on the following terms and conditions:

          A. Written notice of Tenant's interest in exercising the Option shall be given to Landlord no earlier than twelve (12) months and no later than four (4) months prior to the expiration of the Lease Term ("Tenant's Notice"). Not later than thirty (30) days after receiving Tenant's Notice, Landlord shall give to Tenant notice of the terms, conditions and rental rate applicable during the Option Term, in accordance with subparagraph E below ("Landlord's Notice").

          B. Tenant shall have fifteen (15) days following Tenant's receipt of Landlord's Notice within which to exercise the Option by delivering written notice of such exercise to Landlord under the terms, conditions and rental rate set forth in Landlord's Notice. If Tenant timely exercises the Option, the Lease shall be deemed extended and thereafter the parties shall execute an amendment to the Lease setting forth the terms of the extension.

          C. Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, it shall be conclusively deemed that Tenant does not desire to exercise the Option, and the Lease shall expire in accordance with its terms, at the end of the Primary Lease Term.

          D.   Tenant's  right to exercise its Option shall be  conditioned  on:
               (i) Tenant not being in default under the Lease at the time of exercise of the Option or at the time of the commencement of the Option Term; and (ii) Tenant not having subleased more than twenty-five percent (25%) of the Premises or assigned its interest under the Lease as of the commencement of the Option Term or having vacated more than twenty-five percent (25%) of the Premises.

          E. The Option granted hereunder shall be upon the terms and conditions contained in the Lease except that there shall be no further option to extend the term of the Lease beyond the Option Term and except that the rental to be paid by Tenant to Landlord during the Option Term shall be the rate which Landlord would quote to third parties for space comparable to the Premises, if it were to become available for leasing, for a lease term scheduled to commence at the time of commencement of the Option Term, but in no event shall the rental rate be less than the rent which Tenant is paying immediately prior to the commencement of the Option Term. Such rental rate may include escalations and pass-throughs.

          F. After exercise of the Option above described, there shall be no further rights on the part of Tenant to extend the term of the Lease.

Section 44. Free Rent Period. Landlord and Tenant hereby acknowledge and agree that Landlord is giving Tenant the benefits of the free rent period set forth in
Section 6 of the Lease to compensate Tenant for its current unamortized leasehold improvements and relocation expenses.

Section 45. Subordination of Landlord's Lien. If Tenant assigns, acquires or leases personal property to be installed or used in the Premises subject to a conditional sales contract, chattel mortgage or other security agreement or lease, Landlord will subordinate any claim arising by way of any landlord's lien with respect to such personal property and will execute and deliver to any such secured creditor and/or lessor ("Secured Creditor") a subordination of lien agreement provided that such subordination contains the following provisions: upon a default by Tenant under the agreement between Tenant and the Secured Creditor, the Secured Creditor may enter the Premises solely to remove the collateral (but only during the Tenant's occupancy or prior to the completion of eviction of the Tenant) in the exercise of its rights under the agreement, provided that the Secured Creditor shall (a) provide Landlord with advance written notice of such entry, (b) be responsible for repair of any damages caused by the removal of the collateral by the Secured Creditor, and (c) in no event conduct any sales, auctions, or other such disposition of the collateral in or around the Premises.

                                   EXHIBIT "A"


                                    SITE PLAN

                                   EXHIBIT "B"

                              RULES AND REGULATIONS


1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any Tenant, or used for any purpose other than ingress and egress to and from the Premises.

2. No awnings or other projections shall be attached to the outside of the Building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by the Landlord.

3. No sign, advertisement, display, notice, or lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or Building. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, flowers, plants, parcels, or other articles be placed on the windowsills.

5. Nothing shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the stairways, elevators, halls, corridors or vestibules.

6. Tenant will not affix anything to the walls of the Premises or make holes in such walls without the prior written consent of the Landlord.

7. Tenant will not prop open any corridor doors, exit doors or doors connecting corridors during or after business hours.

8. Tenant shall not store or operate any computer (except a desk top computer) or any other large business machines in the Premises, the weight or nature of which may, in Landlord's determination, constitute a hazard or danger to person or property, and Landlord shall have the right to require Tenant to remove or relocate any such articles which, whether individually or in the aggregate and in the opinion of Landlord, may endanger person or property.

9. Tenant shall not do or allow any cooking in the Premises (except in connection with the demonstration of franchise operation authorized under
     Section 7 of the Lease).

10. Tenant shall not use or store, or allow to be used or stored, in the Premises any oil, burning fluids, gasoline, kerosene for heating, warming or lighting, or any other flammable, combustible or explosive fluid, chemical or substance whatsoever, unless stored in a manner satisfactory to insurance and legal requirements. No offensive gases, odors, or liquids shall be permitted.

11. If Tenant requires any special wiring for business machines or otherwise, such wiring shall be done by an electrician designated by Landlord at Tenant's cost. The electrical current shall be used for ordinary lighting purposes only, unless written permission to do otherwise shall first have been obtained from Landlord at an agreed cost to Tenant.

12. Tenant may not conduct business in the hallways or corridors or any other areas except in its designated offices without written consent of Landlord. Tenant agrees to promptly remove from any common area adjacent to or within the Building any of Tenant's furniture, materials, equipment and/or other property there delivered or deposited.

13.  [Intentionally Omitted]

14. Tenant and its employees and agents shall cooperate and be courteous with all other occupants of the Building and Landlord's staff and personnel, and will conduct themselves in a businesslike manner. Tenant shall not use, or allow the Premises to be used, for any improper, immoral, unlawful, or objectionable purpose. Tenant shall not solicit or canvas any occupant of the Building or any other occupant of the Square. Tenant shall not do any act tending to injure or impair the reputation of the Building or of the Square, their desirability as a multi-use retail, entertainment, and office complex, or their desirability in the estimation of financial, insurance, or other institutions and businesses of like nature; and upon written notice from Landlord, Tenant shall refrain from or discontinue such act.

15. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose employees, agents, visitors or licensees shall have caused the same.

16. No space in the Building shall be used for non-office purposes, including the storage of merchandise for the sale of merchandise, goods or property, without the prior written consent of Landlord.

17. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by way of the use of any musical instrument, radio, television set, talking machine, unmusical noise, whistling, singing, or in any other way. No Tenant shall throw anything out of the doors, windows or skylights or down the passageways.

18. No dogs, cats, pets, livestock, horses, rodents, birds, poultry, lizards, snakes, insects, or other animals, fish, or fowl whatsoever shall be permitted in the Building without the written consent of Landlord.

19. Landlord agrees to furnish to Tenant, free of charge, two keys for each corridor door entering the Premises, and additional keys will be furnished at a charge by Landlord equal to its cost plus fifteen percent (15%) upon delivery to Landlord of an order for such keys signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises, and give to Landlord the explanation of the combination of all locks, if any, in the Premises.

20. No freight, furniture, equipment, or other bulky matter of any description shall be received into the Building or the Premises by Tenant, moved within the Premises or the Building, or transported in any elevator, except as may be allowed under Landlord's Rules and Regulations as from time to time in effect or as Landlord shall have otherwise approved in an advance writing (and if so approved, in accordance with such conditions or restrictions as Landlord may in its sole discretion impose). All removals from or the carrying in or out from the Building or Premises of any freight or furniture of any description must take place during the hours from time to time established by Landlord therefor. Landlord reserves the right to inspect all such freight or other articles to be brought into the Building and to exclude from the Building all freight or other articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. No article or freight, the weight or nature of which may, in Landlord's determination, constitute a hazard or danger to person or property, shall be permitted in the Building, and Landlord shall have the right to require Tenant to remove or relocate articles or freight which, whether individually or in the aggregate and in the opinion of Landlord, may endanger person or property. Any damages caused by delivery of or removal of freight or other articles shall be paid by Tenant.

21. No Tenant shall occupy or permit any portion of the Premises demised to him to be occupied: for a public stenographer or typist; for the possession, storage, manufacture, or sale of liquor, or narcotics; as an employment bureau or agency; for any business whatsoever that receives or provides "900", "976", or similar pay-per-call phone services; or for a fortune teller or psychic.

22. Landlord shall have the right to prohibit any advertising by any Tenant which tends to injure or impair the reputation of the Building or of the Square, their desirability as a multi-use retail, entertainment, and office complex, or their desirability in the estimation of financial, insurance, or other institutions and businesses of like nature; and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

23. Landlord reserves the right to exclude from the Building at any time other than normal daily business hours, and at all hours on Sundays and legal holidays, all persons who do not present identification acceptable to Landlord or its agents; but Landlord shall not in any event be responsible for death or injury to person or loss or damage to property of any Tenant, guest, visitor, licensee, invitee or other user of the Building. In the event Landlord elects to furnish passes for ingress and egress, Landlord will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons. Tenant, its agents, servants and employees shall, before leaving the Premises unattended, close and lock all doors and turn off all lights.

24. The requirements of Tenants will be attended to only upon application at the main office of the Building's property manager. Employees shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of Landlord.

25. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent same.

26. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards.

27. No smoking is permitted in any hallway, corridor, stairwell, elevator, or any common area or element within the Building. No pipe or cigar smoking shall be allowed in any areas of the Building, including within the Premises.

28. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation or threatened cancellation of insurance covering the Square or the Building. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, including the use contemplated herein, Tenant shall from time to time pay as Additional Rent to Landlord, within fifteen (15) calendar days before the date Landlord is obligated to pay a premium on the insurance, or within thirty (30) calendar days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused by an activity of Tenant on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the premium that would be charged in the absence of such use and the increased premium.

29. Tenant shall not do or permit anything to be done in or about the Premises which shall in any way conflict with any law, statute, ordinance, rule, or regulation which is or may hereafter be enacted or promulgated by any public authority (including but not limited to the Americans With Disabilities Act of 1990). Tenant's compliance with all of the requirements of any municipal, county, state, or federal authority or law now in force, or which may hereafter be in force, shall be at Tenant's sole cost and expense.

30. Unless Landlord shall furnish electricity hereunder as a service included in the rent, each Tenant shall, at its expense, provide artificial light for the employees of Landlord while doing janitorial service or other cleaning, and in making repairs or alterations to said Premises. Tenant shall not employ any person or persons other than the janitorial service of Landlord for the purpose of cleaning or taking charge of the Premises leased, without the written consent of Landlord, it being understood and agreed that Landlord shall be in no way responsible to any Tenant or employee, guest, or invitee of the same for any loss of property from the Premises, however occurring, or for any damage done to the furniture by the janitor or any of his employees, or by any other person or persons whomsoever. Any person or persons employed by Tenant, with the written consent of Landlord, must be subject to and under the control and direction of the property manager of the Building, in all things, in the Building and outside of the Premises.

31. The property manager of the Building may at all times keep a pass key, and he and other agents of Landlord shall at all times be allowed admittance to the Premises.

32. Landlord reserves the right to amend, supplement, or restate these Rules and Regulations and make such other and further reasonable Rules and Regulations as Landlord in its sole discretion and judgment may from time to time determine are needed for the Building or for the safety, care, cleanliness, and preservation of good order therein, provided Landlord gives notice thereof to Tenant.

                                   EXHIBIT "C"

                          CERTIFICATE OF GOOD STANDING

                                   EXHIBIT "D"


                                   WORK LETTER


                                January 14, 1999



The Quizno's Corporation
1099 18th Street, Suite 2850
Denver, CO 80202

Re:  Premises: Approximately  13,368  rentable  square  feet  of  space comprising a portion of the 1st, 2nd and 3rd floors of the Lincoln Hall Building at 1415 Larimer Street, Denver, CO (the "Premises")

Ladies and Gentlemen:

     Concurrently herewith, you as Tenant and the undersigned as Landlord have executed a Lease (the "Lease") covering the Premises (the provisions of the Lease are hereby incorporated by reference as if fully set forth herein). In consideration of the execution of the Lease, Landlord and Tenant mutually agree as set forth in Parts I and II below.


                                     PART I

     Summary of delivery, approval, and completion dates:


                                                                    Date
                                                                 -----------

1.   Layout Drawings (P. 2) from Tenant to Completed Landlord
     (signed by Tenant) for Landlord review.                      Completed

2.   Landlord review of Layout Drawings (P. 2)for compliance
     with space usage requirements (5 business days).             Completed

3.   Tenant  Working  Drawings  (P.  3) to Landlord within 8
     business days after submission of Layout Drawings.           Completed

4.   Review of Tenant Working Drawings (P. 3) within 5 business days of submission (once approved, the "Final Working
     Drawings").                                                  Completed

5.   Cost  proposal (P. 5) and  tentative schedule from
     Landlord  to Tenant (P. 5) 8 business  days after
     approval  of Final  Working Drawings.                    January 22, 1999

6.   Tenant signed approval of cost and schedule (P. 5) 5
     business days from submittal.                            January 22, 1999


                                     PART II

7. Landlord has retained a space planner (the "Designated Space Planner") to prepare Layout Drawings and Tenant Working Drawings for the Premises and to provide related services requested by Tenant in connection with the design and drawing preparation related thereto.

8. Tenant has provided to Landlord two copies of finalized Tenant approved Layout Drawings (the "Layout Drawings") for the Premises. Tenant's approval of the Layout Drawings was acknowledged by Tenant signing one copy of each sheet of the Layout Drawings. Landlord had five (5) business days after Tenant's submission of the Layout Drawings to review the same for compliance with space usage requirements. Landlord shall also submit the Layout Drawings to Landlord's Engineer during such period. If within this five (5) business day review period, Landlord determines that the Layout Drawings are insufficient for engineering design or indicate space usages which are inconsistent with the Lease, Landlord shall so advise Tenant, and the Designated Space Planner shall revise such drawings accordingly and resubmit the same to Landlord and the above review process and time frames, including Landlord's five (5) business day period to review the Layout Drawings for completeness and space usage, will be repeated. All time required for Tenant to resubmit the Layout Drawings, after the first five
     (5) business day Landlord review period, shall be deemed Tenant Delay. Landlord's review shall not imply approval by Landlord as to compliance of the Layout Drawings with the requirements of applicable codes, rules or regulations of any governmental agencies having jurisdiction over the Premises.

9. Based upon such Tenant approved Layout Drawings with Tenant's requirements indicated thereon, as set forth above, Landlord, through Landlord's Engineers, shall have prepared the structural, plumbing, fire protection, mechanical controls, electrical and life safety engineering drawings ("Engineering Working Drawings").

The Designated Space Planner shall, within eight (8) business days after approval of Layout Drawings by Landlord, as set forth in Paragraph 8 above, submit to Landlord complete architectural working drawings (the "Tenant Working Drawings"). Landlord shall have five (5) business days after receipt to review these drawings. If within five (5) business days following Landlord's receipt of the Tenant Working Drawings, Landlord's review uncovers design errors as a result of the Designated Space Planner's work, Landlord shall so advise Tenant. Tenant will instruct the Designated Space Planner and/or Engineers to correct the same and any time delay will be deemed Tenant Delay. Said Tenant Working Drawings and Engineering Working Drawings when approved by Landlord and Tenant shall be acknowledged as such by Tenant and Landlord signing each sheet of the Tenant Working Drawings. Such signed Tenant Working Drawings and Engineering Working Drawings shall be referred to hereinafter as "Final Working Drawings." Landlord and Tenant have completed the process set forth in Sections 7 through 9 above and have mutually agreed upon the Final Working Drawings.

10. Changes to the Final Working Drawings shall be made only upon prior written approval of Landlord. Landlord shall respond to all written requests for changes within five (5) business days of Landlord's receipt of the same. If Landlord does not reply within said five (5) business day period, Landlord shall be deemed to have given its consent to said changes. Any delays caused by such changes or by the process of approval or disapproval shall be deemed Tenant Delay.

11. Tenant shall have the right to designate one (1) contractor from whom Landlord will solicit a bid for the Finish Work to be constructed hereunder. Notwithstanding the foregoing, Landlord, in its sole, absolute and subjective discretion, shall select the tenant finish contractor and subcontractors to complete the Finish Work. Landlord's tenant finish contractor and subcontractors (herein referred to collectively as "Landlord's Contractor") shall diligently perform all finish work on the suite including, but not limited to, those millwork items and all cabinetry work which are permanently attached to walls and form a part of the Premises. Prior to the commencement of any such work, Landlord will provide Tenant with a cost proposal in accordance with the Final Working Drawings within eight (8) business days of Landlord's and Tenant's approval of such drawings (architectural, structural, plumbing, mechanical, fire protection, and electrical). The proposal shall also include a tentative schedule. Tenant shall have five (5) business days to respond to such proposal and schedule, in writing. Unless Landlord receives Tenant's written objection within such five (5) business day period, the proposal and schedule shall be deemed accepted by Tenant. If within such five (5) business day period Landlord receives Tenant's written objection to the proposal, and schedule, then Tenant shall forthwith meet with Landlord's representative to revise the Final Working Drawings; any delays resulting from such revisions shall be deemed Tenant Delay.

12. Landlord shall give Tenant a tenant finish allowance equal to Four Hundred Seventeen Thousand Three Hundred Sixty Dollars ($417,360) (the "Allowance") to be applied against the cost of the Finish Work. In addition to the Allowance, Landlord shall be responsible for all costs and expenses incurred (as reasonably determined by the contractor performing the Finish
     Work) in installing those specific items set forth on Schedule 1 to this Work Letter, which items shall be incorporated into the Layout Drawings and the Final Working Drawings. The cost of the Finish Work shall include all costs attributable to design and construction of the Finish Work, including but not limited to services, fees and expenses of the Designated Planner and Landlord's Engineers; costs of construction management; costs of permits and licenses required for completion of the Finish Work; labor, materials, fees and expenses of Landlord's Contractor in completing the Finish Work; and costs attributable to building standard tenant finish items prestocked or in place in the Premises which Landlord normally provides to tenants (e.g., ceiling grid, sprinklers, HVAC and similar items) ("Building Standard" or "Building Standard Finish Work Items"). To the extent that such costs exceed the Allowance, Tenant shall pay all such amounts within ten (10) calendar days after receipt of billing therefor from Landlord. Partial billing may be made periodically as the work progresses.

13. Notwithstanding any provision herein or in the Lease to the contrary, the Rent Commencement Date will not be delayed or extended by any Net Tenant Delay. The term "Tenant Delay," as referred to above, shall include, but not be limited to, delay: (i) in the preparation, finalization or approval of the Final Working Drawings caused by Tenant (or its agents or employees); (ii) caused by modifications, revisions and changes to the Final Working Drawings due to changes requested by Tenant (or its agents or employees); (iii) in the delivery, installation or completion of any item specified by Tenant and performed by Landlord's Contractor to the extent that such items require ordering or work deadlines inconsistent with the scheduled commencement date; or (iv) of any other kind or nature in the completion of the Finish Work caused by Tenant (or its agents or employees). All delay other than Tenant Delay shall be deemed Landlord Delay. "Net Tenant Delay" as used herein shall mean the total number of days of Tenant Delay and minus the total number of days of Landlord Delay, if any. Tenant shall have the right, upon reasonable prior notice to and coordination with Landlord's Contractor, to move its personal property into (but not to occupy) the Premises prior to the date the Premises are Ready for Occupancy.

14. If the number of days of Landlord Delay, as described herein, exceeds the number of days of Tenant Delay, the difference shall be "Net Landlord Delay" and notwithstanding anything set forth in Paragraph 7 above, the Lease Commencement Date shall be delayed by a number of days equal to the number of days of Net Landlord Delay, if any. Similarly, if there are more days of Tenant Delay than Landlord Delay, the provisions of Paragraph 13 above regarding Net Tenant Delay shall control.

15. Tenant has designated Mark Laramie as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

16. Landlord has designated Joe Vostrejs as its representatives with respect to Landlord's responsibilities under this Work Letter, who shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

17. Any and all notices required to be given hereunder shall be in writing in accordance with the terms and provisions of the Lease. However, in all cases notices shall also be given to those individuals to be specified pursuant to Paragraphs 15 and 16 above.

                                         Very truly yours,

                                         Hermanson  Family  Limited
                                         Partnership  I, a Colorado
                                         limited  partnership,  and
                                         Larimer Square
                                         Associates, Ltd., a
                                         Colorado limited
                                         partnership


                                         By:
                                         Authorized Signature

                                                   "Landlord"


     ACCEPTED AND APPROVED this ______ day of January 1999.

     The Quizno's Corporation,
     a Colorado corporation


     By:
     Title:

     Attest:


     By:
     Title:

                "Tenant"

                                   EXHIBIT "E"

                         Tenant's Insurance Obligations

1. Requirements. Tenant covenants and agrees that from and after the earlier of the Rent Commencement Date or Tenant's entry onto the Premises with Landlord's consent, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided.

     (A) Commercial General Liability. Tenant shall carry and maintain in force, commercial general liability insurance (including product liability insurance) with coverage of not less than $1,000,000 per occurrence, combined single limit, on an "occurrence basis."

     (B) Contractual Liability. The insurance described in subparagraph (A) above shall specifically include contractual liability coverage insuring, among other risks, Tenant's liability under Section 13 hereof, with the limits described above.

     (C) Workers' Compensation. Tenant shall carry and maintain in force, statutory Worker's Compensation (Part A) Insurance as required by the State of Colorado, and Employer's Liability (Part B) Insurance in the amount of $100,000.

     (D) Tenant Improvements and Personal Property. Tenant shall carry and maintain in force, insurance covering Tenant's (1) Tenant Improvements (as defined in Section 8 hereof), and (2) Personal Property (as defined in Section 9 hereof) from time to time, in, on or upon the Premises, in an amount not less than 90% of the full replacement cost thereof from time to time after the Effective Date.

     (E) Builder's Risk. During the course of any construction or repair by Tenant of any Tenant Improvements, Tenant shall carry and maintain in force, builder's completed value risk insurance against all risks of physical loss, including collapse and transit coverage, during construction, with deductibles not to exceed $1,000, in nonreporting form, and covering the total value of work performed and equipment, supplies, and materials furnished. Said policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement.

     (F) In General. Tenant shall also at all times during the Lease Term and at its sole cost and expense maintain such insurance, in standard and reasonable amounts, as would be common, reasonable, and prudent for the type of business operated in the Premises by Tenant.

2.   Standards.

     (A) All insurance policies required to insure the full replacement cost of any item shall be evidenced in the form of an "agreed amount" endorsement or other equivalent evidence in form and content acceptable to Landlord.

     (B) Any deductible for any of the insurance coverages required hereunder shall be subject to Landlord's prior review and approval.

     (C) In no event shall Tenant be or become a co-insurer under any of the insurance policies required hereunder.

     (D) All property insurance referred to above shall insure against any peril included within the classification "special perils" or "all risks," including, without limitation, coverage for sprinkler damage, hail damage, flood damage, and theft. All policy proceeds thereof shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall terminate under the provisions of
          Section 14 hereof.

     (E) All policies of insurance provided for herein shall be issued by insurance companies with a general policyholder's rating of not less than A and a financial rating equivalent to a policyholder's surplus of at least $100,000,000 as rated in the most current available Best's Insurance Reports, qualified to do business in the State of Colorado.

     (F) All such policies shall contain cross-liability endorsements and shall name as additional insureds: Landlord (including each person or entity from time to time constituting Landlord) and Landlord's Affiliates; Landlord's mortgagees and beneficiaries; and such other individuals or entities as Landlord may in its sole discretion from time to time designate in writing as "additional insureds." For the purposes hereof, "Affiliates" means: Larimer Square Management Corporation; Larimer Square Associates, Ltd.; Hermanson Family Trust; Hermanson Family Limited Partnership I; Hermanson Family Limited Partnership III; and the partners, trustees, members, managers, shareholders, directors, officers, employees, agents, affiliates, and assigns of each of them.

     (G) Executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord within 10 days after the earlier of delivery of the Premises, or Tenant's entry onto the Premises with Landlord's consent, and thereafter executed copies of renewal policies or certificates thereof shall be delivered to Landlord within 30 days prior to the expiration of the term of each such policy. Tenant agrees to permit Landlord at all reasonable times and upon 2 days' prior written notice to inspect any policies of insurance or renewals thereof which Tenant has not delivered to Landlord.

     (H) As often as any policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing such policy will give to Landlord 20 days' notice in writing in advance of any cancellation, lapse, reduction or other adverse change respecting such insurance.

     (I) All public liability, property damage or other casualty policies shall be written as primary policies, not contributing with or secondary to coverage which Landlord may carry.

     (J) Tenant's obligations to carry the insurance provided for above may be satisfied by inclusion of the Premises within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that all other requirements herein stated and pertaining to Tenant's insurance are fully satisfied (including the requirement to name additional insureds as stated above), and that the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policies of insurance.

     (K) Tenant shall not materially amend any such policies, which amendments shall be deemed to include any reduction in the scope or limits of overage under existing policies, without having first obtained the prior written approval of Landlord. Tenant shall cause the insurance carrier to provide copies of any amendments to such policies to Landlord not less than 20 days prior to the effective date thereof.

     (L) In the event of a failure by Tenant to obtain and maintain in effect any or all of the foregoing insurance requirements and after notice from Landlord to Tenant and the passage of any applicable cure period without Tenant obtaining any such coverage, Landlord may procure such insurance, pay the premiums thereon, and charge back to Tenant the cost thereof, which cost shall be payable by Tenant upon Landlord's demand as Additional Rent hereunder.

     (M) All such policies shall provide that Tenant's insurance carrier shall have the duty to defend, indemnify and/or settle any suit against Landlord seeking damages on account of bodily injury or property damage even if any of the allegations of such suit are groundless, false or fraudulent.

     (N) In no event shall the limits of said policy or policies be considered as limiting the liability of Tenant under this Lease.

3. Waiver of Rights of Subrogation. Each of the foregoing policies of insurance shall be accompanied by a waiver of subrogation rights endorsement, pursuant to which the insurer shall agree to waive all rights to recover against the Landlord or any Affiliate thereof or against any other tenant or occupant of the Square, or against the officers, directors, shareholders, partners, members, managers, trustees, employees, agents, customers, invitees, or business visitors of Landlord or any Affiliate thereof or any other tenant or occupant of the Square, for any loss or damage arising from any cause covered by any insurance required by this Exhibit "E" to be carried by Tenant or any other insurance actually carried by Tenant.

                              EXHIBIT F

                      COMMENCEMENT CERTIFICATE



                      __________________, 19__




____________________
____________________
____________________
____________________



RE: Lease dated as of the ____ day of _____________, ____ (the "Lease"), by and between ______________________ as Landlord, and __________________________, a __________________________________,
      as   Tenant,   pertaining  to approximately  __________  rentable
      square feet of space (the "Premises") located in the building known as ________________________________ (the "Building") located at
      ________ Denver, Colorado


Dear ____________:

With regard to the referenced Lease, Landlord and Tenant acknowledge the following:

1. All Finish Work in the Building or Premises required to be constructed and finished by Landlord in accordance with the Work Letter, if any, has been satisfactorily completed by Landlord and the Premises have been delivered to and accepted by Tenant on ---------------.

2. In accordance with the provisions of Paragraph 3 of the Lease, the Rent Commencement Date commenced at 12:01 a.m., on ___________________, and the Expiration Date will occur at 12:00 midnight on ___________________.

3. In accordance with Paragraph 2 of the Lease, The square footage of the Premises is acknowledged to be ___________________. Accordingly, Base Rent due under the Lease shall be as follows:

                               Annual               Monthly
            Period             Base Rent            Base Rent

           First Lease Year
           Second Lease Year
           Third Lease Year
           Fourth Lease Year
           Fifth Lease Year
           Sixth Lease Year
           Seventh Lease Year

4. The Security Deposit in the amount of $____________________ has been received by Landlord.



                                    ------------------------------------


                                        By:
                                             Authorized Agent

                                               "Landlord"

THE PROVISIONS OF THE FOREGOING COMMENCE-
MENT CERTIFICATE ARE HEREBY ACKNOWLEDGED:


By: ____________________________

Title: _________________________

Date:___________________________

            "Tenant"

                              EXHIBIT G

                               PARKING

A. Tenant shall have the right to use fifteen (15) unassigned covered parking spaces (the "Unassigned Spaces") in the parking structure known as the Larimer Square Parking Garage on the terms and conditions contained herein. The rights of Tenant to the Unassigned Spaces as granted by Landlord shall be referred to as the "Parking Privileges."

B. Tenant's right to the Parking Privileges shall commence at the Rent Commencement Date and shall continue for the balance of the Lease Term unless Tenant fails to timely pay the Fee as set forth below. The Parking Privileges shall automatically terminate upon the expiration or earlier termination of the Lease Term or any extensions thereof.

C. Tenant shall pay directly to the operator of the parking garage (the "Operator") a parking fee for the Unassigned Spaces (the "Fee") in an amount equal to the monthly charge per parking space established by the Operator from time to time multiplied by the number of Unassigned Spaces to which Tenant is then entitled. The Operator shall have the unfettered right to increase or decrease the charge per parking space from time to time. All payments of the Fee shall be made in advance, without notice or set off, at Landlord's Notice Address, or at such place as Landlord from time to time designates in writing. Tenant shall pay the Fee on the first day of the Lease Term and on the first day of each succeeding calendar month during the Lease Term or any extension thereof. If Tenant takes occupancy of the Premises on a day other than the first day of a calendar month, the Fee for the fractional month shall be prorated on a daily basis and shall be paid on the date Tenant takes occupancy of the Premises. If Tenant fails to pay the Fee in a timely manner, Landlord, at its election, may cancel Tenant's right to use the number of Unassigned Spaces for which Tenant has failed to pay and shall notify Tenant of such cancellation. If the Parking Privileges, or a portion thereof, are cancelled, Tenant shall remain liable to Landlord for all Fees and other sums accrued and unpaid hereunder to the date of such cancellation. The Fee for the Unassigned Spaces shall be due and payable in full each month regardless of whether Tenant actually uses all or only a portion of the Unassigned Spaces allocated for Tenant each month.

D. Landlord and/or the Operator shall have the right at any time to change the arrangement or location of or to regulate the use of Unassigned Spaces without incurring any liability to Tenant or entitling Tenant to any abatement of the Fee. Among other things, Landlord shall be entitled to assign designated areas of the parking structure for use by particular persons or groups of persons and Tenant shall refrain from parking in such spaces. Tenant acknowledges that the Unassigned Spaces will not be individually designated or reserved for use by Tenant and that Tenant will use the Unassigned Spaces in the parking structure in common with all persons to whom or which Landlord grants the right to use the parking structure.

E. In addition to the Rules and Regulations set forth in the Lease, the use of the Unassigned Spaces is subject to the following rules:

     1. Tenant shall designate use of the Unassigned Spaces to specific individuals employed by Tenant ("Designated Users"), but Tenant shall remain responsible for payment of the Fee and all other obligations hereunder. Within five (5) business days after Landlord's request, Tenant agrees to provide Landlord with a listing of all vehicles of Designated Users, including names of vehicle owners, vehicle models, colors, and license plate numbers, and Tenant shall provide Landlord with revised listing promptly after any change to the listing. Tenant shall deliver to Tenant's Designated Users parking decals provided by Landlord which decals shall at all times be displayed prominently on the vehicles of Designated Users. Landlord shall have the right to directly ban any Designated User from further use of any of the parking spaces for violation of the rules for the use of Unassigned Spaces.

     3. Tenant and Designated Users shall park only in parking spaces and not on ramps, corridors, approaches, or other areas designated as "no parking" areas.

     4. Tenant and Designated Users shall observe the special hours of opening, closing, and non-use of the parking structure when closings are necessitated for repairs, cleaning, and rehabilitations. Should any repair or rehabilitation result in Tenant not being provided the Unassigned Spaces in the parking structure, or designated alternate parking facility, the abatement of Tenant's obligation to pay the Fee during the period the same are unavailable shall constitute Tenant's sole remedy in the event of such unavailability.

     5. Tenant and Designated Users shall use the Unassigned Spaces only for automobile parking.

     6. Tenant and Designated Users shall observe all posted vehicle height limitations.

     7. Tenant and Designated Users shall not allow unauthorized vehicles to use the Unassigned Spaces and, except for emergencies, shall not repair nor authorize service to vehicles parked in the parking structure.

F. If any portion of the parking structure shall be damaged by fire or other casualty or shall be taken by right of eminent domain or by condemnation or shall be conveyed in lieu of any such taking, then the Parking Privileges shall automatically cease and terminate and the Fee and all other sums payable hereunder shall be duly apportioned to the date of such casualty, taking, or conveyance. Tenant thereupon shall surrender to Landlord the Unassigned Spaces and all interest therein, and Landlord may re-enter and take possession of the Unassigned Spaces.

G. Tenant shall not be permitted to assign the Unassigned Spaces or any interest herein or permit the Unassigned Spaces or any part thereof to be used by others without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion. Notwithstanding the foregoing, if a proposed assignee or user is a permitted assignee, sublessee, or occupant under the terms of this Lease, Landlord's consent as to such assignment or sublease shall be deemed consent to the assignment of the Unassigned Spaces. Tenant shall remain primarily liable for the performance of the obligations of the Tenant hereunder notwithstanding any assignment or occupancy arrangement permitted or consented to by Landlord.

H. Neither Landlord nor its agents or employees shall be liable for any damage, fire, theft or loss to vehicles or other properties or injuries to persons occurring in the parking structure or service parking area or arising out of the use of the Unassigned Spaces whether caused by theft, collision, moving vehicle, explosion or any other activity of occurrence in such parking areas. Tenant and/or its Designated Users of the Spaces assume the risk of such loss or damage and shall indemnify, defend and hold Landlord, its agents and employees harmless from and against any and all claims and damages incurred by Landlord, its agents and employees arising from Tenant's or its Designated Users' use of the parking areas or the Unassigned Spaces, including all costs, attorneys' fees, expenses and liability arising out of any such claim or action. Tenant, at Landlord's request, shall obtain a written agreement from each Designated User agreeing to the terms of this Exhibit G and Landlord's rules for operation of the parking areas. If Tenant shall fail to obtain such agreement and deliver it to Landlord, Tenant shall assume all obligations set forth in this Exhibit G or Landlord's rules for such Designated User.

I. Landlord acknowledges that pursuant to the Larimer Square Parking Association Partnership Agreement, tenants of improvements located within the Square, tenants of the Retail Space in the Square, and clients and customers of any of them have a priority for parking in the Parking Garage subject to the terms and limitations of the Garage Management Agreement by and between the Larimer Square Parking Association and the Operator.

                              EXHIBIT H

                  APPROVED PLANS AND SPECIFICATIONS

                          [To Be Attached]